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                                                                   EXHIBIT 10.64

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                               DENALI INCORPORATED





                     12% Senior Subordinated Notes due 2006
                                  and Warrants



                       -----------------------------------

                       NOTE AND WARRANT PURCHASE AGREEMENT

                       -----------------------------------



                            Dated as of June 30, 1999



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                                Table of Contents

                                                                            Page
                                                                            ----
1.       Authorization of Notes and Warrants; Guarantees; the Acquisition
         1.1      The Notes
         1.2      The Warrants
         1.3      The Subsidiary Guarantees
         1.4      The Acquisition

2.       Sale and Purchase of Notes and Warrants

3.       Closing

4.       Conditions to Closing
         4.1      Representations and Warranties
         4.2      Performance; No Default
         4.3      Compliance Certificates
         4.4      Opinion of Counsel
         4.5      Proceedings and Documents
         4.6      Subsidiary Guarantees
         4.7      Purchase Permitted by Applicable Law, Etc.
         4.8      Payment of Special Counsel Fees
         4.9      Private Placement Number
         4.10     Contemporaneous Transactions
         4.11     Changes in Corporate Structure
         4.12     Closing Fee
         4.13     Sale of Notes to Other Purchasers
         4.14     Stock Pledge

5.       Representations and Warranties of the Company
         5.1      Financial Condition
         5.2      No Change
         5.3      Existence; Compliance with Law
         5.4      Power; Authorization; Enforceable Obligations
         5.5      No Legal Bar
         5.6      No Material Litigation
         5.7      No Default
         5.8      Ownership of Property; Liens
         5.9      Warrants and Equity of the Company
         5.10     No Burdensome Restrictions
         5.11     Taxes
         5.12     Use of Proceeds; Margin Regulations
         5.13     ERISA
         5.14     Investment Company Act; Other Regulations
         5.15     Subsidiaries
         5.16     Environmental Matters


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
         5.17     Licenses, Permits, Y2K, etc.
         5.18     Disclosure
         5.19     Foreign Assets Control Regulations, etc.
         5.20     Private Offering by the Company
         5.21     Pledge Agreement

6.       Representations of the Purchaser
         6.1      Purchase of Notes and Warrants
         6.2      Source of Funds

7.       Information as to Company
         7.1      Financial and Business Information
         7.2      Officer's Certificate
         7.3      Inspection

8.       Prepayment of the Notes
         8.1      Optional Prepayments
         8.2      Notice of Prepayment
         8.3      Prepayment in Connection with Change of Control
         8.4      Allocation of  Partial Prepayments
         8.5      Maturity; Surrender, etc.
         8.6      Purchase of Notes

9.       Affirmative Covenants
         9.1      Compliance with Law
         9.2      Insurance
         9.3      Maintenance of Properties
         9.4      Payment of Taxes and Claims
         9.5      Corporate Existence, Etc.
         9.6      Additional Subsidiary Guarantees
         9.7      Board Observation Rights
         9.8      Pledge of Shares

10.      Negative Covenants
         10.1     Financial Condition Covenants
         10.2     Limitation on Indebtedness; Subordination of Indebtedness
         10.3     Limitation on Liens
         10.4     Limitation on Guarantee Obligations
         10.5     Limitation on Fundamental Changes
         10.6     Limitation on Sale of Assets
         10.7     Limitation on Dividends
         10.8     Limitation on Capital Expenditures
         10.9     Limitation on Investments, Loans and Advances
         10.10    Limitation on Optional Payments and Modifications of Debt Instruments
         10.11    Limitation on Transactions with Affiliates
         10.12    Limitation on Sales and Leasebacks


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
         10.13    Limitation on Changes in Fiscal Year
         10.14    Limitation on Negative Pledge Clauses
         10.15    Limitation on Lines of Business
         10.16    Governing Documents
         10.17    Limitation on Subsidiary Formation
         10.18    Limitation on Management Fees
         10.19    Negative Pledge

11.      Events of Default

12.      Remedies on Default, Etc.
         12.1     Acceleration
         12.2     Other Remedies
         12.3     Rescission
         12.4     No Waivers or Election of Remedies, Expenses, Etc.

13.      Subordination of Notes
         13.1     Subordination to Superior Indebtedness
         13.2     Effects of Defaults in Respect of Superior Indebtedness
         13.3     Insolvency, etc.
         13.4     Turnover of Certain Payments
         13.5     No Impairment
         13.6     Payment of Superior Indebtedness, Subrogation, Etc.
         13.7     Rescission, Amendment, Etc.

14.      Registration; Exchange; Substitution of Securities
         14.1     Registration of Notes and Warrants
         14.2     Transfer and Exchange of Notes or Warrants
         14.3     Replacement of Notes and Warrants

15.      Payments on Notes
         15.1     Place of Payment
         15.2     Home Office Payment

16.      Expenses, Etc.
         16.1     Transaction Expenses
         16.2     Survival

17.      Survival of Representations and Warranties; Entire Agreement

18.      Amendment and Waiver
         18.1     Requirements
         18.2     Solicitation of Holders of Notes
         18.3     Binding Effect, etc
         18.4     Notes Held by Company, Etc.


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
19.      Notices

20.      Reproduction of Documents
21.      Confidential Information
22.      Miscellaneous
         22.1     Successors and Assigns
         22.2     Construction
         22.3     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial
         22.4     Payments Due on Non-Business Days
         22.5     Severability
         22.6     Accounting Terms
         22.7     Indemnification
         22.8     Counterparts
         22.9     Governing Law


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
Exhibit 1.1          --    Form of 12% Senior Subordinated Note due 2006
Exhibit 1.2          --    Form of Warrant
Exhibit 1.3          --    Form of Subsidiary Guarantee
Exhibit 4.4(a)       --    Form of Opinion of Special Counsel for the Company
Exhibit 4.4(b)       --    Form of Opinion of Special Counsel for the Purchasers
Exhibit 4.14         --    Form of Pledge of Shares Agreement
Exhibit A            --    Form of Acquisition Abstract

Schedule A           --    Names and Addresses of Purchasers
Schedule B           --    Defined Terms
Schedule 5.1         --    Financial Condition
Schedule 5.3         --    Corporate Existence
Schedule 5.15        --    Subsidiaries
Schedule 5.16        --    Environmental Matters
Schedule 5.17        --    Licenses, Permits
Schedule 9.6         --    Denali Welna Subsidiaries
Schedule 10.2        --    Permitted Indebtedness
Schedule 10.3        --    Permitted Encumbrances
Schedule 10.4        --    Guarantee Obligations



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                               DENALI INCORPORATED
                             1360 Post Oak Boulevard
                                   Suite 2250
                            Houston, Texas 77056-3023



                     12% Senior Subordinated Notes due 2006
                                  and Warrants



                                                             As of June 30, 1999


TO EACH OF THE SEVERAL PURCHASERS WHOSE
   NAMES APPEAR IN THE ACCEPTANCE FORMS AT THE
   END HEREOF

Ladies and Gentlemen:


                  DENALI INCORPORATED, a Delaware corporation (sometimes "DENALI" or the "COMPANY"), agrees with you as follows:

1.     AUTHORIZATION OF NOTES AND WARRANTS; GUARANTEES; THE ACQUISITION.

1.1    THE NOTES.

                  The Company has duly authorized the issue and sale of its 12% Senior Subordinated Notes due 2006 (the "NOTES") in an aggregate original principal amount of $15,000,000, such notes to be substantially in the form set out in Exhibit 1.1. As used herein, the term "NOTES" shall mean all notes originally delivered pursuant to this Agreement and all notes delivered in substitution or exchange for any such note and, where applicable, shall include the singular number as well as the plural. The term "NOTE" means one of the Notes. Certain capitalized and other terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2    THE WARRANTS.

                  The Company has duly authorized the issue and sale of detachable warrants to purchase an aggregate of initially 534,873 shares of the Company's Common Stock (the "WARRANTS"), such Warrants to be substantially in the form set out in Exhibit 1.2. As used herein, the term "WARRANTS" shall mean all warrants originally delivered pursuant to this Agreement and all warrants delivered in substitution or exchange for any such warrant and, where applicable, shall include the singular number as well as the plural. The term "WARRANT" means one of the Warrants.

1.3    THE SUBSIDIARY GUARANTEES.

                  The Notes will be unconditionally guaranteed by each of the Company's existing Subsidiaries (except for Denali Welna and the Subsidiaries of Denali Welna set forth in Schedule 9.6), pursuant to subordinated subsidiary guarantees substantially in the form of Exhibit 1.3 (individually a "SUBSIDIARY Guarantee" and collectively the "SUBSIDIARY GUARANTEES", which terms shall include after the date of the Closing all additional Subsidiary Guarantees from time to time executed and delivered pursuant to Section 9.6). The Notes will also have the benefit of a Pledge Agreement substantially in the form of Exhibit 4.14.

1.4    THE ACQUISITION.

                  Within the time provided in Section 11(l), the acquisition contemplated by the Welna Acquisition Documents (the "WELNA ACQUISITION") shall have become fully unconditional, pursuant to which the Company (directly or through a Wholly-Owned Subsidiary) shall have purchased from stockholders of Welna over 95% of the outstanding stock of Welna, N.V., a Netherlands corporation ("WELNA").

2.     SALE AND PURCHASE OF NOTES AND WARRANTS.

                  Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, (i) Notes in the original principal amount set opposite your name in Schedule A and (ii) Warrants to purchase such number of shares of Common Stock set opposite your name in Schedule A, at the purchase price of 100% of the principal amount of the Notes.

3.     CLOSING.

         The sale and purchase of the Notes and the Warrants to be purchased by you shall occur at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019-6099 at 10:00 a.m., New York time, at a closing (the "Closing") on June 30, 1999 or on such other Business Day thereafter on or prior to July 2, 1999 as may be agreed upon by the Company and you. At the Closing the Company will deliver to you the Notes and the Warrants to be purchased by you in the form of a single Note and a single Warrant (or, in the case of the Notes, such greater number of Notes in denominations of at least $500,000 as you may request prior to the Closing) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to account number 890-0331-046 at Canadian Imperial Bank of Commerce, ABA number 021-000-018.

         If at the Closing the Company shall fail to tender such Notes and Warrants to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.     CONDITIONS TO CLOSING.

                  Your obligation to purchase and pay for the Notes and Warrants to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1    REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing except to the extent that such representations and warranties are expressly limited or refer to an earlier date.


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4.2    PERFORMANCE; NO DEFAULT.

                  The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.12) no Default or Event of Default shall have occurred and be continuing.

4.3    COMPLIANCE CERTIFICATES.

         (a) Officer's Certificates. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.11, 4.12 and 4.13 have been fulfilled.

         (b) Secretary's Certificates. The Company shall have delivered to you a certificate of the Secretary or an Assistant Secretary of the Company certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, the Warrants and this Agreement.

4.4    OPINIONS OF COUNSEL.

                  You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Gardere Wynne Sewell & Riggs, LLP, special counsel for the Company, the Company's in-house counsel, and the Company's Dutch counsel, substantially in the form set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) if you are an Institutional Investor, from Willkie Farr & Gallagher, your special counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5    PROCEEDINGS AND DOCUMENTS.

                  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to the Purchasers and their special counsel, and each Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

4.6    SUBSIDIARY GUARANTEES.

                  A Subsidiary Guarantee, dated as of a date on or before the date of the Closing, shall have been executed and delivered by each Subsidiary (except for Denali Welna and the Subsidiaries of Denali Welna set forth in Schedule 9.6) (sometimes individually called a "SUBSIDIARY GUARANTOR" and collectively the "SUBSIDIARY GUARANTORS", such term to include any Subsidiary that executes and delivers a Subsidiary Guarantee pursuant to Section 9.6) in the form hereinabove recited and shall be in full force and effect.

4.7    PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

                  On the date of the Closing your purchase of Notes and Warrants shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment,
(b) not violate any applicable law or regulation (including without limitation Regulation T, U or X of the Board of

Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.8    PAYMENT OF SPECIAL COUNSEL FEES.

                  Without limiting the provisions of Section 16.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.9    PRIVATE PLACEMENT NUMBER.

                  A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.10   CONTEMPORANEOUS TRANSACTIONS.

         (a) The Acquisition shall have become fully unconditional in accordance with the terms of the Acquisition Documents; and on the date of the Closing each of the conditions of performance contained in the Acquisition Documents shall have been satisfied in all material respects and not waived and the Acquisition shall have been consummated (except only for the settlement of the consideration payable by the Company to the shareholders of Welna) in accordance with all applicable laws.

         (b) The Permanent Equity Financing shall have been consummated.

         (c) The Company (or a Wholly-Owned Subsidiary) shall have entered into the Dutch Facility dated on or before the date of the Closing, which Dutch Facility shall be in form and substance reasonably satisfactory to you; and the Company (or such Wholly-Owned Subsidiary) shall have made the first borrowing under the Dutch Facility upon satisfaction of the conditions precedent thereto.

         (d) The Senior Credit Agreement shall have been amended and be in form and substance reasonably satisfactory to you.

4.11   CHANGES IN CORPORATE STRUCTURE.

                  The Company shall not have changed its jurisdiction of incorporation or, except in connection with the Acquisition, been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity at any time following the date of the most recent Financial Statements.

4.12   CLOSING FEE.

                  The Company shall have paid to you in full and in cash a Closing fee equal to 1% of the aggregate original principal amount of Notes purchased by you hereunder.

4.13   SALE OF NOTES TO OTHER PURCHASERS.

                  The Company shall sell to the Purchasers designated in Schedule A who shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.14   STOCK PLEDGE.

              A pledge agreement, dated as of a date on or before the date of Closing (the "Pledge Agreement"), shall have been executed and delivered by the Company in substantially the form attached hereto as Exhibit 4.14, such pledge to create a first priority perfected security interest in 65% of the capital stock of Denali Welna to the Purchasers.

5.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to you (as of the date of the Closing and, unless the context otherwise clearly requires, after giving effect to the Acquisition) as follows:

5.1    FINANCIAL CONDITION.

         (a) The consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 27, 1998 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Ernst & Young LLP, copies of which have heretofore been furnished to you, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at March 27, 1999 and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to you, are in all material respects complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto. During the period from March 27, 1999 to and including the date hereof, except as disclosed by the Company on Schedule 5.1 hereto, there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at March 27, 1999.

         (b) The operating forecast and cash flow projections of the Company and its consolidated Subsidiaries, copies of which have heretofore been furnished to the Lenders, have been prepared in good faith under the direction of a Responsible Officer of the Company, and in accordance with GAAP. The Company has no reason to believe that as of the date of delivery thereof such operating forecast and cash flow projections are materially incorrect or misleading in any material respect, or omit to state any material fact which would render them misleading in any material respect.

5.2    NO CHANGE.

                  Since June 27, 1998 there has been no development or event which has had or could have a Material Adverse Effect; and during the period from June 27, 1998 to and including the date hereof no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company nor has any of the Capital Stock of the Company been redeemed, retired, purchased or otherwise acquired for value by the Company or any of its Subsidiaries.

5.3    EXISTENCE; COMPLIANCE WITH LAW.

              Each of the Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) except as disclosed on Schedule 5.3 hereto, is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

5.4    POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

                  The Company has the corporate power and authority, and the legal right, to make, deliver and perform the Note Documents to which it is a party and to issue the Notes and Warrants hereunder and has taken all necessary corporate action to authorize the issuance of the Notes and Warrants on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of the Note Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Note Documents to which the Company is a party, except for the consents required under the Senior Credit Agreement and the Dutch Facility (which consents have been obtained by the Company). This Agreement has been, and each other Note Document to which it is a party will be, duly executed and delivered on behalf of the Company. This Agreement constitutes, and each other Note Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

5.5    NO LEGAL BAR.

                  The execution, delivery and performance of the Note Documents to which the Company is a party, the issuance and the sale of the Notes and the Warrants hereunder and the use of the proceeds thereof will not violate any Requirement of Law, the Governing Documents or Contractual Obligation of the Company or of any of its Subsidiaries which has not been waived, and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law, Governing Document or Contractual Obligation (other than Liens created under the Senior Credit Agreement).

5.6    NO MATERIAL LITIGATION.

                  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Note Documents or any of the transactions contemplated hereby or thereby, or (b) which could have a Material Adverse Effect.

5.7    NO DEFAULT.

                  Neither the Company nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

5.8    OWNERSHIP OF PROPERTY; LIENS.

                  Each of the Company and its Subsidiaries has good record and marketable or indefeasible title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, subject only to Permitted Encumbrances.

5.9    WARRANTS AND EQUITY OF THE COMPANY.

                  As of the Closing, the Warrants represent 8.5% of the Fully Diluted Outstanding Shares of the Common Stock. There are authorized and available for issuance such number of shares of the Company's authorized but unissued Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

5.10   NO BURDENSOME RESTRICTIONS.

                  No Requirement of Law, Governing Document or Contractual Obligation of the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

5.11   TAXES.

                  Each of the Company and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Company, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

5.12   USE OF PROCEEDS; MARGIN REGULATIONS.

                  The Company will apply the net proceeds of the sale of the Notes and Warrants to fund the Acquisition and related expenses. No part of the proceeds from the sale of the Notes and Warrants hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation U.

5.13   ERISA.

         (a) Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date hereof with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date hereof, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Company nor any ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Company nor any ERISA Affiliate would become subject to any liability under ERISA if the Company or any such ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

         (b) With respect to each employee benefit plan, if any, disclosed by you in writing to the Company in accordance with Section 6.2(c), neither the Company nor any "affiliate" of the Company (as defined in Section V(c) of the QPAM Exemption) has at this time, nor has exercised at any time during the immediately preceding year, the authority to appoint or terminate the "QPAM" (as defined in Part V of the QPAM Exemption) disclosed by you to the Company pursuant to Section 6.2(c) as manager of any of the assets of any such plan or to negotiate the terms of any management agreement with such QPAM on behalf of any such plan, and the Company is not an "affiliate" (as so defined) of such QPAM. The Company is not a party in interest with respect to any employee benefit plan disclosed by you in accordance with Section 6.2(b) or 6.2(e). The execution and delivery of this Agreement and the issuance and sale of the Notes and Warrants at the Closing hereunder will not involve any prohibited transaction (as such term is defined in section 406(a) of ERISA and section 4975(c)(1)(A)-(D) of the Code), that could subject the Company or any holder of a Note or a Warrant to any tax or penalty on prohibited transactions imposed under said section 4975 of the Code or by section 502(i) of ERISA. The representation by the Company in the preceding sentence of this Section 5.13(b) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the source of the funds used to pay the purchase price of the Notes and the Warrants to be purchased by you.

5.14   INVESTMENT COMPANY ACT; OTHER REGULATIONS.

                  Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.15   SUBSIDIARIES.

                  Schedule 5.15 sets forth the name of each direct or indirect Subsidiary of the Company, its form of organization, its jurisdiction of organization, the total number of issued and outstanding shares or other interests of Capital Stock thereof, the classes and number of issued and outstanding shares or other interests of Capital Stock of each such class, the name of each holder of Capital Stock thereof and the number of shares or other interests of such Capital Stock held by each such holder and the percentage of all outstanding shares or other interests of such class of Capital Stock held by such holders.

5.16   ENVIRONMENTAL MATTERS.

         (a) The facilities and properties owned, leased or operated by the Company or any of its Subsidiaries (the "PROPERTIES") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

         (b) (i) Except for violations set forth on Schedule 5.16 with respect to the Belco, Belton, Texas facility, the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws; and
(ii) there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the "BUSINESS") which could interfere with the continued operation of the Properties or impair the fair saleable value thereof.

         (c) Except as set forth on Schedule 5.16, neither the Company nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company have knowledge or reason to believe that any such notice will be received or is being threatened.

         (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could give rise to liability under, any Environmental Law which could have a Material Adverse Effect, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law in any material respect and which could have a Material Adverse Effect.

         (e) Except as set forth on Schedule 5.16, no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business which has not been disclosed in Schedule 5.16.

         (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws in any material respect and which could have a Material Adverse Effect.

         (g) Nothing set forth on Schedule 5.16 individually or in the aggregate would be expected to result in the payment of a Material Environmental Amount or result in a Material Adverse Effect.

5.17   LICENSES, PERMITS, Y2K, ETC.

         Except as disclosed in Schedule 5.17,

         (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known infringement on or with respect to the rights of others, except for such infringement as would not reasonably be expected to have a Material Adverse Effect;

         (b) to the best knowledge of the Company, no product of the Company infringes on any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except for such infringement as would not reasonably be expected to have a Material Adverse Effect; and

         (c) to the best knowledge of the Company, there is no infringement by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries, except for such infringement as would not reasonably be expected to have a Material Adverse Effect.

                  The Company and its Subsidiaries have (a) initiated a review and assessment of all areas within their respective businesses and operations (including those affected by information received from suppliers and vendors) that would reasonably be expected to be adversely affected by the Year 2000 Problem, (b) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan substantially in accordance with that timetable. The Company reasonably believes that all computer applications (including those affected by information received from its suppliers and vendors) that are material to the businesses and operations of the Company and its Subsidiaries, taken as a whole, will be Year 2000 Compliant, except to the extent that a failure to be so would not reasonably be expected to have a Material Adverse Effect. The Company does not believe that the costs to be incurred after the date of this Agreement for the purpose of implementing its Year 2000 plan will be Material. As used in this Agreement, the term "YEAR 2000 COMPLIANT" means all computer applications (including those affected by information received from suppliers and vendors) that are material to the businesses and operations of the Company and its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions involving all dates on and after January 1, 2000; and the term "YEAR 2000 PROBLEM" means the risk that computer applications used by the Company or any of its Subsidiaries (including those affected by information received from suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates on and after January 1, 2000.

5.18   DISCLOSURE.

                  The Company, through its agent, CIBC World Markets Corp., has delivered to you a copy of a Confidential Information Memorandum, dated May 1999 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This

Agreement, the Memorandum, the management presentation to investors document dated May 1999 (together with the Memorandum, the "DISCLOSURE DOCUMENTS"), and the Financial Statements, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

5.19   FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  Neither the sale of the Notes and the Warrants by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.20   PRIVATE OFFERING BY THE COMPANY.

                  Neither the Company nor anyone acting on its behalf has offered the Notes, the Warrants or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and not more than 70 other Institutional Investors, each of which has been offered the Notes and the Warrants at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Warrants to the registration requirements of Section 5 of the Securities Act.

5.21   PLEDGE AGREEMENT.

                  The provisions of the Pledge Agreement are effective to create in favor of the Purchasers and the holders a legal, valid and enforceable security interest in all right, title and interest of the Company in the "Shares" described therein and such Pledge Agreement constitutes a first priority perfected security interest on, and security interest in, all right, title and interest of the Company in the "Shares" described therein.

6.0    REPRESENTATIONS OF THE PURCHASER.

6.1    PURCHASE OF NOTES AND WARRANTS.

                  You represent that you are purchasing the Notes and the Warrants for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that neither the Notes, the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes or the Warrants but is required to register the shares of Common Stock issuable upon exercise of the Warrants (as set forth in the Warrants).

                  You represent that you are an "accredited investor" within the meaning of Rule 501(a) under the Securities Act of 1933. In addition, if you are not an Institutional Investor, you represent that you have provided such separate assurances to the Company and your counsel as may be required to establish that your purchase of Notes and Warrants will not require registration of the Notes or the Warrants under the Securities Act.

6.2    SOURCE OF FUNDS.

              You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes and the Warrants to be purchased by you hereunder:

         (a) the Source is an "insurance company general account", as such term is defined in Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12,
1995), and there is no plan with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such plan and all other plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with PTE 95-60) exceeds or will exceed 10% of the total of all reserves and liabilities of such general account (determined in accordance with PTE 95-60, exclusive of separate account liabilities, plus any applicable surplus) as of the date of the Closing; or

         (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

         (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

         (d) the Source is a governmental plan; or

         (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph
(e); or

         (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.     INFORMATION AS TO COMPANY.

7.1    FINANCIAL AND BUSINESS INFORMATION.

                  The Company shall deliver to each holder of Notes and Warrants that is an Institutional Investor:

         (a) Quarterly Statements -- within 45 days after the end of each fiscal quarter in each Fiscal Year of the Company (other than the last fiscal quarter of each such Fiscal Year), duplicate copies of

                  (i) a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal quarter,

                  (ii) consolidated statements of income, cash flows and changes in shareholders' equity of the Company and its consolidated Subsidiaries, for such fiscal quarter and (in the case of the second and third quarters) for the portion of the Fiscal Year ending with such fiscal quarter, and

                  (iii) unaudited summary consolidating balance sheets and income statements as at the end of such fiscal quarter and for the portion of the Fiscal Year ending with such fiscal quarter,

         all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows (subject to changes resulting from year-end adjustments) and setting forth in each case in comparative form the consolidated figures for the corresponding periods in the previous Fiscal Year;

         (b) Annual Statements -- within 90 days after the end of each Fiscal Year of the Company, commencing with the Fiscal Year ending on July 3, 1999, duplicate copies of

                  (i) a consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such Fiscal Year,

                  (ii) consolidated statements of income, cash flows and changes in shareholders' equity of the Company and its consolidated Subsidiaries for such Fiscal Year, and

                  (iii) unaudited summary consolidating balance sheets and income statements as at the end of and for such Fiscal Year,

         all in reasonable detail, prepared in accordance with GAAP and setting forth in each case, commencing in July 3, 1999, in comparative form the consolidated figures for the previous Fiscal Year, and accompanied by

                  (a) an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP (except for such changes in such principles with which such public accountants shall have concurred), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                  (b) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of THE EXISTENCE THEREOF (IT BEING understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary generally to its shareholders or to its bank creditors, and (ii) each regular or periodic report, each registration statement, and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware (i) of the existence of any Default or Event of Default, or (ii) that any Person has given any notice or taken any action with respect to a claimed default hereunder or (iii) that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that would reasonably be expected to result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

                  (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes or Warrants as from time to time may be reasonably requested by any such holder of Notes or Warrants.

7.2    OFFICER'S CERTIFICATE.

                  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1, 10.2, 10.6 and 10.8, during the quarter or annual fiscal period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) Default -- a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including without limitation any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3    INSPECTION.

                  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice (not to be given more than two times in any Fiscal Year) to the Company (and in event, at least 48 hours), to visit the principal executive office of the Company during regular business hours, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary during regular business hours; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.0    PREPAYMENT OF THE NOTES.

                  In addition to the payment of the entire unpaid principal amount of the Notes at the final maturity thereof, the Company may make optional prepayments in respect of the Notes, and under certain circumstances may be required to prepay Notes, all as hereinafter provided.

8.1    OPTIONAL PREPAYMENTS.

                  Upon notice given as provided in Section 8.2, the Company may at any time prepay the Notes as a whole, or from time to time in part (in a minimum amount of $1,000,000 and otherwise in integral multiples of $100,000), in each case at the principal amount to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus the applicable prepayment premium (expressed as a percentage of the principal amount so to be prepaid) indicated below:

                  Prepayment Date                           Prepayment Premium
                  ---------------                           ------------------
                  June 30, 1999 to June 29, 2000                    8.0%
                  June 30, 2000 to June 29, 2001                    6.0%
                  June 30, 2001 to June 29, 2002                    4.8%
                  June 30, 2002 to June 29, 2003                    3.6%
                  June 30, 2003 to June 29, 2004                    2.4%
                  June 30, 2004 to June 29, 2005                    1.2%
                  after June 29, 2005                               None

8.2    NOTICE OF PREPAYMENT.

                  The Company will give each holder of Notes written notice of each prepayment under Section 8.1 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify the date fixed for such prepayment (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of Notes held by such holder to be prepaid (determined in accordance with Section 8.4) and the interest and prepayment premium, if any, to be paid on the prepayment date with respect to such principal amount being prepaid.

8.3    PREPAYMENT IN CONNECTION WITH CHANGE OF CONTROL.

                  Promptly and in any event within 20 days after the occurrence of a Change of Control, the Company will give written notice thereof to the holders of all outstanding Notes, which notice shall (a) refer specifically to this Section 8.3, (b) describe the Change of Control in reasonable detail and specify the Change of Control Prepayment Date and the Response Date (as respectively defined below) in respect thereof and (c) offer to prepay all Notes at the price specified below on the date therein specified (the "CHANGE OF CONTROL PREPAYMENT DATE"), which shall be a Business Day not less than 30 nor more than 60 days after the date of such notice. Each holder of a Note will notify the Company of such holder's acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company at least five Business Days prior to the Change of Control Prepayment Date (the "RESPONSE DATE"). The failure by any such holder to respond in writing to such offer on or before the Response Date shall be deemed to be an acceptance of such offer by such holder in respect of such Change of Control.

                  On the Change of Control Prepayment Date the Company will prepay all of the Notes held by the holders as to which such offer has been accepted, at the principal amount of each such Note, together with interest accrued thereon to the Change of Control Prepayment Date, plus a prepayment premium determined in respect of such principal amount as if such Note were being prepaid on such date pursuant to Section 8.1.

                  This Section 8.3 is acknowledged as being subject to the terms of Section 13.

8.4    ALLOCATION OF PARTIAL PREPAYMENTS.

                  In the case of a partial prepayment of the Notes pursuant to
Section 8.1, the principal amount of the Notes to be prepaid shall be allocated among all the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

8.5    MATURITY; SURRENDER, ETC.

                  In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Prepayment premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Prepayment premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6    PURCHASE OF NOTES.

                  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes.

9.0    AFFIRMATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

9.1    COMPLIANCE WITH LAW.

                  The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including without limitation Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected to have a Material Adverse Effect.

9.2    INSURANCE.

                  The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3    MAINTENANCE OF PROPERTIES.

                  The Company will and will cause each of its Subsidiaries to operate its Properties or cause such Properties to be operated in accordance with practices of the industry and in material compliance with all applicable contracts, agreements and Requirements of Law other than those being contested in good faith by appropriate proceedings, except to the extent that such compliance would not have a Material Adverse Effect.

9.4    PAYMENT OF TAXES AND CLAIMS.

                  The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5    CORPORATE EXISTENCE, ETC.

                  The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 10.6, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not have a Material Adverse Effect.

9.6    ADDITIONAL SUBSIDIARY GUARANTEES.

                  Forthwith after any Person becomes a Subsidiary after the date of the Closing (except for Denali Welna and the Subsidiaries of Denali Welna set forth in Schedule 9.6 or any parent of Denali Welna formed after the date hereof (so long as such parent complies with Section 10.5(c)), the Company will cause such Person to execute and deliver a Subsidiary Guarantee and promptly and in any event within ten Business Days thereafter the Company will furnish each holder of the Notes with a counterpart of such executed Subsidiary Guarantee, together with an opinion of Gardere Wynne Sewell & Riggs or other counsel reasonably satisfactory to the Majority Holders (which opinion shall be reasonably satisfactory to the Majority Holders and may be subject to customary exceptions, qualifications and limitations under the circumstances) to the effect that such Subsidiary Guarantee has been duly authorized, executed and delivered by such Subsidiary and is legal, valid, binding and enforceable in accordance with its terms. The Company will cause each Subsidiary Guarantee to remain in full force and effect at all times after the execution and delivery thereof.

9.7    BOARD OBSERVATION RIGHTS.

                  If a Default or an Event of Default then exists, the Majority Holders shall have the right to designate one person (the "BOARD OBSERVER") who will participate in all meetings of the board of directors of the Company and any committees thereof. The Board Observer shall receive the same information as any other member of the board of directors of the Company and shall participate in the meetings to the same extent as any other member of the board of the directors of the Company, but shall not have the right to vote. The Company shall pay the reasonable out-of-pocket expenses incurred by the Board Observer in connection with attending the meetings of the board of directors of the Company and any committees thereof.

9.8    PLEDGE OF SHARES.

                  The Company hereby expressly agrees to enter into the Pledge Agreement and to keep such Pledge Agreement effective at all time, with such Pledge Agreement creating a first priority perfected security interest in all right, title and interest of the Company in the "Shares" described therein.

10.    NEGATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

10.1   FINANCIAL CONDITION COVENANTS.

                  (a) Maximum Leverage Ratio. Permit the Leverage Ratio of the Company and its Subsidiaries as of the last day of any fiscal quarter of the Company ending closest to any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:


 Test Date        Ratio
 ---------        -----
    6/30/99       4.75x
    9/30/99       4.75x
   12/31/99       4.75x
    3/31/00       4.50x
    6/30/00       4.50x
    9/30/00       4.25x
   12/31/00       4.25x
    3/31/01       4.25x
    6/30/01       4.25x
    9/30/01       4.00x
   12/31/01       4.00x
    3/31/02       4.00x
    6/30/02       4.00x
 Thereafter       3.75x

                  (b) Maximum Senior Leverage Ratio. Permit the Senior Leverage Ratio of the Company and its Subsidiaries as of the last day of any fiscal quarter of the Company ending closest to any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:

 Test Date        Ratio
 ---------        -----
   6/30/99        4.00x
   9/30/99        4.00x
  12/31/99        4.00x
   3/31/00        4.00x
   6/30/00        4.00x
   9/30/00        3.75x
  12/31/00        3.75x
   3/31/01        3.75x
   6/30/01        3.75x
   9/30/01        3.50x
  12/31/01        3.50x
   3/31/02        3.50x
   6/30/02        3.50x
Thereafter        3.25x

                  (c) Minimum Interest Coverage. Permit the ratio of Consolidated EBITDA (or Adjusted EBITDA, in the case of any period during which the Company or any Subsidiary has consummated a Permitted Acquisition) to Consolidated Interest Expense for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Reference Date, such full fiscal quarters as have been elapsed since the Reference Date) of the Company ending closest to any test date set forth on the table below to be less than the ratio set forth opposite such test date below:

 Test Date        Ratio
 ---------        -----
   6/30/99        2.50x
   9/30/99        2.50x
  12/31/99        2.50x
   3/31/00        2.50x
   6/30/00        2.50x
   9/30/00        2.75x
  12/31/00        2.75x
   3/31/01        2.75x
   6/30/01        2.75x
   9/30/01        2.75x
  12/31/01        2.75x
   3/31/02        2.75x
   6/30/02        2.75x
Thereafter        3.00x

                  (d) Minimum Fixed Charge Coverage. Permit the ratio of Consolidated EBITDA (or Adjusted EBITDA, in the case of any period during which the Company or any Subsidiary has consummated a Permitted Acquisition) less consolidated capital expenditures of the Company and its Subsidiaries to Consolidated Fixed Charges for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Reference Date, such full fiscal quarters as have been elapsed since the Reference Date) of the Company ending closest to any test date set forth on the table below to be less than the ratio set forth opposite such test date below:


 Test Date        Ratio
 ---------        -----
   6/30/99        1.00x
   9/30/99        1.00x
  12/31/99        1.00x
   3/31/00        1.00x
   6/30/00        1.00x
   9/30/00        1.00x
  12/31/00        1.00x
   3/31/01        1.00x
   6/30/01        1.00x
Thereafter        1.10x


                  (e) Maximum Domestic Leverage Ratio. Permit the Domestic Leverage Ratio of the Company and its Domestic Subsidiaries as of the last day of any fiscal quarter of the Company ending closest to any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:


 Test Date        Ratio
 ---------        -----
   6/30/99        4.75x
   9/30/99        4.75x
  12/31/99        4.75x
   3/31/00        4.50x
   6/30/00        4.50x
   9/30/00        4.25x
  12/31/00        4.25x
   3/31/01        4.25x
   6/30/01        4.25x
   9/30/01        4.00x
  12/31/01        4.00x
   3/31/02        4.00x
   6/30/02        4.00x
Thereafter        3.75x

                  (f) Maximum Senior Domestic Leverage Ratio. Permit the Senior Domestic Leverage Ratio of the Company and its Domestic Subsidiaries as of the last day of any fiscal quarter of the Company ending closest to any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:


 Test Date        Ratio
 ---------        -----
   6/30/99        4.00x
   9/30/99        4.00x
  12/31/99        4.00x
   3/31/00        4.00x
   6/30/00        4.00x
   9/30/00        3.75x
  12/31/00        3.75x
   3/31/01        3.75x
   6/30/01        3.75x
   9/30/01        3.50x
  12/31/01        3.50x
   3/31/02        3.50x
   6/30/02        3.50x
Thereafter        3.25x

                  (g) Minimum Domestic Interest Coverage. Permit the ratio of Consolidated Domestic EBITDA (or Adjusted Domestic EBITDA, in the case of any period during which the Company or any Domestic Subsidiary has consummated a Permitted Acquisition) to Consolidated Domestic Interest Expense for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Company ending closest to any test date set forth on the table below to be less than the ratio set forth opposite such test date below:

 Test Date        Ratio
 ---------        -----
   6/30/99        2.50
   9/30/99        2.50
  12/31/99        2.50
   3/31/00        2.50
   6/30/00        2.50
   9/30/00        2.75
  12/31/00        2.75
   3/31/01        2.75
   6/30/01        2.75
   9/30/01        2.75
  12/31/01        2.75
   3/31/02        2.75
   6/30/02        2.75
Thereafter        3.00x

                  (h) Minimum Domestic Fixed Charge Coverage. Permit the ratio of Consolidated Domestic EBITDA (or Adjusted Domestic EBITDA, in the case of any period during which the Company or any Domestic Subsidiary has consummated a Permitted Acquisition) less consolidated capital expenditures of the Company and its Domestic Subsidiaries to Consolidated Domestic Fixed Charges for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Company ending closest to any test date set forth on the table below to be less than the ratio set forth opposite such test date below:

 Test Date        Ratio
 ---------        -----
    6/30/99       1.00x
    9/30/99       1.00x
   12/31/99       1.00x
    3/31/00       1.00x
    6/30/00       1.00x
    9/30/00       1.00x
   12/31/00       1.00x
    3/31/01       1.00x
    6/30/01       1.00x
 Thereafter       1.10x

                  (i) Maximum Foreign Leverage Ratio. Permit the Foreign Leverage Ratio of the Foreign Subsidiaries as of the last day of any fiscal quarter of the Company ending closest to any test date set forth on the table below to be greater than the ratio set forth opposite such test date below:

 Test Date        Ratio
 ---------        -----
   6/30/99        4.75x
   9/30/99        4.75x
  12/31/99        4.75x
   3/31/00        4.50x
   6/30/00        4.50x
   9/30/00        4.25x
  12/31/00        4.25x
   3/31/01        4.25x
   6/30/01        4.25x
   9/30/01        4.00x
  12/31/01        4.00x
   3/31/02        4.00x
   6/30/02        4.00x
Thereafter        3.75x

              (j) Minimum Foreign Interest Coverage. Permit the ratio of Consolidated Foreign EBITDA (or Adjusted Foreign EBITDA, in the case of any period during which the Foreign Subsidiary has consummated a Permitted Acquisition) to Consolidated Foreign Interest Expense for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Company ending closest to any test date set forth on the table below to be less than the ratio set forth opposite such test date below:


 Test Date        Ratio
 ---------        -----
   6/30/99         2.50
   9/30/99         2.50
  12/31/99         2.50
   3/31/00         2.50
   6/30/00         2.50
   9/30/00         2.75
  12/31/00         2.75
   3/31/01         2.75
   6/30/01         2.75
   9/30/01         2.75
  12/31/01         2.75
   3/31/02         2.75
   6/30/02         2.75
Thereafter         3.00x

         (k) Minimum Foreign Fixed Charge Coverage. Permit the ratio of Consolidated Foreign EBITDA (or Adjusted Foreign EBITDA, in the case of any period during which the Company or any Foreign Subsidiary has consummated a Permitted Acquisition) less consolidated capital expenditures of the Company and its Foreign Subsidiaries to Consolidated Foreign Fixed Charges for any period of four consecutive fiscal quarters (or if less than four fiscal quarters have occurred after the Closing Date, such full fiscal quarters as have been elapsed since the Closing Date) of the Company ending closest to any test date set forth on the table below to be less than the ratio set forth opposite such test date below:

 Test Date        Ratio
 ---------        -----
   6/30/99        1.00x
   9/30/99        1.00x
  12/31/99        1.00x
   3/31/00        1.00x
   6/30/00        1.00x
   9/30/00        1.00x
  12/31/00        1.00x
   3/31/01        1.00x
   6/30/01        1.00x
Thereafter        1.10x


10.2   LIMITATION ON INDEBTEDNESS; SUBORDINATION OF INDEBTEDNESS.

         (a) Create, incur, assume or suffer to exist any Indebtedness, except for Permitted Indebtedness.

         (b) The Company will not create, assume, incur, guarantee or otherwise become liable in respect of any Indebtedness which by its terms is or purports to be subordinate or junior in right of payment to Superior Debt unless such Indebtedness by its terms ranks pari passu with, or is subordinate and junior in right of payment to, the Notes at least to the extent that the Notes are subordinated to Superior Debt under Section 14.

         (c) The Company will not permit any Subsidiary Guarantor to create, assume, incur, guarantee or otherwise become liable in respect of any Indebtedness which by its terms is or purports to be subordinate or junior in right of payment to any other Indebtedness of such Subsidiary Guarantor unless such Indebtedness by its terms ranks pari passu with, or is subordinate and junior in right of payment to, such Subsidiary Guarantor's Subsidiary Guarantee at least to the extent that such Subsidiary Guarantee is subordinated to Superior Debt of such Subsidiary Guarantor.

                  For purposes of this Section 10.2, a Subsidiary shall be deemed to have incurred Indebtedness in respect of any obligation previously owed to the Company or to a Wholly-Owned Subsidiary on the date the obligee ceases for any reason to be the Company or a Wholly-Owned Subsidiary and a Person that hereafter becomes a Subsidiary or is consolidated or merged with or into the Company or a Subsidiary shall be deemed at that time to have incurred all of its outstanding Indebtedness.

10.3   LIMITATION ON LIENS.

                  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for Permitted Encumbrances.

10.4   LIMITATION ON GUARANTEE OBLIGATIONS.

                  Create, incur, assume or suffer to exist any Guarantee Obligation except:

         (a) Guarantee Obligations listed on Schedule 10.4;

         (b) the Subsidiary Guarantees;

         (c) any guaranty executed in connection with the Bank of Oklahoma Swing Facility; and

         (d) any guaranty executed in connection with the Southwest Bank of Texas Swing Facility.

10.5   LIMITATION ON FUNDAMENTAL CHANGES.

                  Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

         (a) any Subsidiary of the Company may be merged or consolidated with or into the Company (provided, that the Company shall be the continuing or surviving corporation) or with or into any one or more Wholly-Owned Subsidiaries of the Company (provided, that the Wholly-Owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

         (b) any Wholly-Owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other Wholly-Owned Subsidiary of the Company; and

         (c) the shares of Denali Welna may be sold to a Wholly-Owned Subsidiary, provided that (i) the shares of Denali Welna pledged pursuant to the Pledge Agreement shall continue to be subject to the Lien provided for therein and (ii) the Company shall create and grant to the holders a first priority security interest in 65% of the shares of capital stock of such Wholly-Owned Subsidiary in the same manner as the shares of Denali Welna have been pledged under the Pledge Agreement.

10.6   LIMITATION ON SALE OF ASSETS.

                  Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Company or any Wholly-Owned Subsidiary, except:

         (a) the sale or other disposition of (i) obsolete or worn out property in the ordinary course of business or (ii) other property with a fair market value not in excess of $2,500,000 in any year;

         (b) the sale of inventory in the ordinary course of business;

         (c) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

         (d) as permitted by Section 10.5(b).

10.7   LIMITATION ON DIVIDENDS.

                  Declare or pay any dividend (other than dividends payable solely in common stock of the Company) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary; provided, that the Company shall be permitted to make dividends in connection with a Permitted Acquisition in accordance with the terms disclosed to the holders on the related Acquisition Abstract so long as no Event of Default has occurred and is continuing prior to such dividend and after giving effect thereto.

10.8   LIMITATION ON CAPITAL EXPENDITURES.

                  Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) and excluding any expenditures in respect of any Foreign Subsidiaries except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Company and its Domestic Subsidiaries during any particular fiscal years of the Company, $5,000,000.

10.9   LIMITATION ON INVESTMENTS, LOANS AND ADVANCES.

                  Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

         (a) extensions of trade credit in the ordinary course of business;

         (b) investments in Cash Equivalents;

         (c) Permitted Acquisitions; and

         (d) investments by the Company in Subsidiary Guarantors and investments by such Subsidiary Guarantors in the Company and in other Subsidiary Guarantors.

10.10  LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS.

         (a) Make any optional payment, voluntary prepayment on or optional redemption or purchase of any Indebtedness (other than the Loans or the Notes), or (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any such Indebtedness (other than the Senior Credit Agreement) or any Acquisition Documents (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon); provided, however that nothing contained in this Agreement shall prohibit payments made pursuant to the terms of the Bank of Oklahoma Swing Facility and the Southwest Bank of Texas Swing Facility.

10.11  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

                  Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Company's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

10.12  LIMITATION ON SALES AND LEASEBACKS.

                  Enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary.

10.13  LIMITATION ON CHANGES IN FISCAL YEAR.

                  Permit the fiscal year of the Company to end on a day other than the Saturday closest to June 30 in any year (each such year, a "FISCAL YEAR").

10.14  LIMITATION ON NEGATIVE PLEDGE CLAUSES.

                  Enter into with any Person any agreement, other than (a) the Senior Credit Agreement, (b) the Dutch Facility, (c) the Bank of Oklahoma Swing Facility, (d) the Southwest Bank of Texas Swing Facility, and (e) any industrial revenue bonds, purchase money mortgages or Financing Leases from time to time permitted under the Senior Credit Agreement and this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

10.15  LIMITATION ON LINES OF BUSINESS.

                  Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Company and its Subsidiaries are primarily engaged on the date of this Agreement or which are directly related thereto or a natural and logical extension thereof.

10.16  GOVERNING DOCUMENTS.

                  Amend its certificate of incorporation (except to increase the number of authorized shares of common stock), partnership agreement or other Governing Documents, without the prior written consent of the Majority Holders, which shall not be unreasonably withheld or delayed.

10.17  LIMITATION ON SUBSIDIARY FORMATION.

                  Form any Subsidiary unless, immediately upon the formation of such Subsidiary, all requirements of Section 9.6 shall have been satisfied.

10.18  LIMITATION ON MANAGEMENT FEES.

                  The Company shall not pay to any Affiliate any management fee or similar fee.

10.19  NEGATIVE PLEDGE.

                  Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien (other than the Lien created by the Pledge Agreement or as otherwise permitted by Section 10.5(c)) on any share of capital stock (or any other evidence of ownership) of Denali Welna or its parent (if such parent is not the Company).

11.    EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

         (a) the Company defaults in the payment of any principal or prepayment premium, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

         (b) the Company defaults in the payment of any interest on any Note for more than ten days after the same becomes due and payable; or

         (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or 8.3; or

         (d) the Company defaults in the performance of or compliance with any term contained in Section 10.1 and such default is not remedied within ten days after a Responsible Officer obtains knowledge of such default; or

         (e) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b), (c) and (d) of this Section 11) and such default is not remedied within 30 days after a Responsible Officer obtains knowledge of such default; or

         (f) any representation or warranty made in writing by or on behalf of the Company or any Affiliate of the Company or by any officer of the Company or any such Affiliate in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

         (g) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or prepayment premium or interest on any Indebtedness (other than the Notes), and as a consequence of such default such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness outstanding in an aggregate principal amount of at least $500,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness outstanding in an aggregate principal amount of at least $500,000 to convert such Indebtedness into equity interests or a sale of assets or other transaction that is permitted if made in connection with a repayment of Indebtedness), the Company or any Subsidiary has become obligated to purchase or repay such Indebtedness before its regular maturity or before its regularly scheduled dates of payment; or

         (h) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its Indebtedness as it becomes due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

         (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any such Subsidiary, or any such petition shall be filed against the Company or any such Subsidiary and such petition shall not be dismissed within 60 days; or

         (j) a final judgment or judgments not covered by insurance (as to which the insurer has admitted liability in writing) for the payment of money aggregating in excess of $500,000 are rendered against one or more of the Company and its Subsidiaries which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; or

         (k) except in connection with a transaction permitted by Section 10.5, any Subsidiary Guarantee shall cease to be in full force and effect as an enforceable obligation of the respective Subsidiary Guarantor or any of the Subsidiary Guarantors shall assert that its Subsidiary Guarantee is unenforceable in any material respect; or

         (l) The Company or one of its Wholly-Owned Subsidiaries fails to acquire 95% or more of the outstanding shares of Welna within five days of the Closing; or

         (m) the Pledge shall cease to be, or shall be asserted by the Company or any Subsidiary not to be, a valid, perfected, first security interest in the securities covered thereby.

12.    REMEDIES ON DEFAULT, ETC.

12.1   ACCELERATION.

         (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, the Majority Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c) If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by written notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                  Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (x) all accrued and unpaid interest thereon and (y) the prepayment premium (to the full extent permitted by applicable law) determined in respect of such principal amount as if such Note were being prepaid on such date pursuant to Section 8.1, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

12.2   OTHER REMEDIES.

                  If any Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3   RESCISSION.

                  At any time after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, subject to Section 13, the Majority Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and prepayment premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and prepayment premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than the non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4   NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including without limitation reasonable attorneys' fees, expenses and disbursements.

13.    SUBORDINATION OF NOTES.

13.1   SUBORDINATION TO SUPERIOR INDEBTEDNESS.

                  Notwithstanding any provision of this Agreement or the Notes to the contrary, payments of the principal of and premium, if any, and interest on the Notes shall be subordinate and junior in right of payment to the prior payment in full of all Superior Indebtedness of the Company, whether now owed or hereafter incurred, to the extent and in the manner provided in this Section.

                  "SUPERIOR INDEBTEDNESS" means any and all Indebtedness, liabilities and obligations of the Company to Senior Creditors which are not expressed to be junior or subordinate in right of payment to any other Indebtedness of the Company, whether owed individually or jointly, absolute or contingent, direct or indirect, joint, several or independent, including all principal, interest, fees, reimbursement expenses, indemnification liabilities, interest rate hedging obligations, or any other form of liability, and shall include any such interest, fees, reimbursement expenses, indemnification liabilities or other form of liability arising after the commencement of a bankruptcy or insolvency proceeding involving the Company, whether or not allowed as a claim in such proceeding, and shall also include any extensions, renewals, refinancings or refundings thereof and any increases thereof, with respect to each such Indebtedness, in an aggregate amount not to exceed $3,500,000; provided, however, that to the extent that any such extension, renewal, refinancing or refunding (other than the $3,500,000 aggregate increase referred to in this definition) causes or constitutes any breach of Section 10.1, such amount of Indebtedness shall not be deemed to be Superior Indebtedness.

13.2   EFFECTS OF DEFAULTS IN RESPECT OF SUPERIOR INDEBTEDNESS.

                  If (a) any principal, interest or other amounts owing under the Superior Indebtedness is not paid when due or is not paid on or before the maturity thereof, (b) a bankruptcy filing is made by or against the Company, or
(c) there occurs any actual acceleration of any Superior Indebtedness by any Senior Creditor (any of (a), (b) or (c) being referred to as a "BLOCKAGE EVENT") then, unless and until such Blockage Event shall have been cured or waived to the satisfaction of the Senior Creditors holding the affected Superior Indebtedness, in their sole discretion, or unless and until the affected Superior Indebtedness shall be paid in full, no payments of any principal, interest, premium or any other kind (other than payments in kind permitted by the Notes in respect of a portion of accrued interest thereon), shall be made on the Notes.

                  Following any event of default caused by the default in the observance or performance of any agreement contained in Section 10 of the Senior Credit Agreement (Negative Covenants) in respect of Superior Indebtedness (a "SENIOR DEFAULT") other than a Blockage Event (a "TRIGGERING EVENT"), and notice thereof by or on behalf of the Senior Creditors to the holders of the Notes, no payments of any kind, principal, interest, premium or any other kind, may be made on the Notes for a period of 180 days or, if earlier, the date on which such Senior Default is cured to the satisfaction of the affected Senior Creditors or waived by the affected Senior Creditors.

                  In addition, following any Blockage Event or Triggering Event and notice thereof by or on behalf the Senior Creditors to the holders of the Notes, the holders of the Notes will not ask for, sue for, take, demand, set-off or in any other manner, direct or indirect, attempt to enforce any right or collect any payment or distribution on account of the Notes, nor present any Note for payment for a 120 day period following such notice (the "STANDSTILL PERIOD"). The Standstill Period shall end on the earlier of (i) 120 days after the receipt of such notice and (ii) the cure of such Blockage Event to the satisfaction of the affected Senior Creditors or the waiver thereof by such Senior Creditors or the cure of such Triggering Event to the satisfaction of the Senior Creditors or the waiver thereof by the Senior Creditors. Upon the ending of the Standstill Period, the holders of the Notes may exercise the remedies available to them under this Agreement and the Notes, provided that any money, property, collateral or any proceeds thereof received by any holder of a Note, directly or indirectly, during such Standstill Period or while any Blockage Event remains uncured or unwaived (before or after the giving of notice thereof) shall be paid over to the Senior Creditors.

                  After the expiration of a Triggering Event or the termination of a Blockage Event, any regularly scheduled interest or principal payment on account of the Notes not made when due as a result thereof may be made, together with any accrued and unpaid interest with respect to such overdue payment, provided that such payment shall not result in a separate Triggering Event or Blockage Event.

                  Not more than one notice with regard to a Triggering Event may be given by the Senior Creditors to the holders of the Notes in any one calendar year, and no subsequent notice with regard to a Triggering Event may be sent on the basis of the same Senior Default that is specified in any prior notice.

                  During any Standstill Period, no holder of a Note may commence any action or proceeding against the Company to recover all or any part of the Notes or join with any other creditor, unless the Senior Creditors shall also, in their sole and absolute discretion, agree to join in bringing any proceedings against the Company under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government unless and until all Superior Indebtedness shall be finally paid in full in cash; provided, however, that, if the Senior Creditors shall, during the Standstill Period, accelerate their Superior Indebtedness or exercise or begin to exercise their rights with respect to any collateral therefor, the Majority Holders shall immediately have the right to accelerate the Notes and otherwise exercise their remedies under this Agreement and the Notes, to the extent permitted hereunder, notwithstanding such Standstill Period.

13.3   INSOLVENCY, ETC.

         (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to the property of the Company, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of the Superior Indebtedness shall be entitled to receive payment in full of any obligations with respect to the Superior Indebtedness. To that end any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the obligations evidenced by the Notes (except (i) a distribution of securities which are subordinate and junior (to at least the same extent as the Notes) in right of payment to the payment of all obligations with respect to the Superior Indebtedness then outstanding or (ii) any payment or distribution to the holders of the Notes which is authorized by an order or decree (from which no appeal may be taken), which order or decree gives effect to these subordination provisions) shall be paid or delivered by the Company (or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution), or by any holder of a Note, if received by it, first, to the holders of the Superior Indebtedness, pro rata, for application in payment of the obligations with respect thereto, to the extent necessary to pay all obligations with respect to the Superior Indebtedness in full, after giving effect to any concurrent payment or distribution to the holders of the Superior Indebtedness, before any such payment or distribution shall be made to or retained by any holder of a Note.

         (b) Following the occurrence and during the continuation of any event or circumstance described in Section 13.3(a), if within ten (10) days of the applicable bar date, one or more of the holder(s) of the Notes shall fail to file a proof of claim, the Senior Creditors shall have the right, but not the obligation (but without creating any duty or liability, except in the case of gross negligence or willful misconduct by the Senior Creditors, to the holders of Notes), to file a proof of claim for or collect the claim of such holder of Notes (to be applied as set forth in Section 13.3(a)) directly from the receiver, trustee, custodian, liquidator or representative of the Company's estate in such proceedings. In the event that the Senior Creditors acquire the right to file a proof of claim pursuant to this Section 13.3(b), the Company and the applicable holders of Notes shall promptly furnish all assignments, powers or other documents reasonably requested by the Senior Creditors to facilitate the filing of such proof(s) of claim by the Senior Creditors.

13.4   TURNOVER OF CERTAIN PAYMENTS.

         To the extent that the holder of any Note receives any payment in violation of the subordination provisions contained in this Section 13, such holder (by the acceptance of such Note) agrees to hold such payments in trust and promptly to pay such amounts to the holders of the Superior Indebtedness. As used herein, the term "payment" shall include any distribution of assets or any lien, deposit, set-off, or recoupment of any kind for the benefit of the holder of the Notes made from the assets of the Company.

13.5   NO IMPAIRMENT.

         Nothing contained herein shall impair, as between the Company and the holder of any Note, the obligation of the Company to pay to the holder thereof the principal thereof and prepayment premium, if any, and interest thereon as and when the same shall become due and payable in accordance with the terms of such Note and this Agreement, or, except as provided herein, prevent the holder of any Note from exercising all rights, powers and remedies otherwise permitted by applicable law or thereunder upon the happening of an Event of Default, all subject to the rights of the holders of Superior Indebtedness as provided in this Section 13 to receive cash, securities or other property otherwise payable or deliverable to the holders of the Notes directly or indirectly by the Company from any source whatsoever.

13.6   PAYMENT OF SUPERIOR INDEBTEDNESS, SUBROGATION, ETC.

         Upon the payment in full of all Superior Indebtedness of the Company, the holders of the Notes shall be subrogated to all rights of the holders of such Superior Indebtedness to receive any further payments or distributions applicable to such Superior Indebtedness until the Notes shall have been paid in full, and, for the purposes of such subrogation, no payment or distribution received by the holders of such Superior Indebtedness of cash, securities, or other property to which the holders of the Notes would have been entitled except for this Section 13 shall, as between the Company and its creditors other than the holders of Superior Indebtedness, on the one hand, and the holders of the Notes, on the other hand, be deemed to be a payment or distribution by the Company on account of Superior Indebtedness.

13.7   RESCISSION, AMENDMENT, ETC.

                  Each holder of a Note consents that, without the necessity of any reservation of rights against any holder of a Note, and without notice to or further assent by any holder of a Note:

         (a) any demand for payment of any Superior Indebtedness made by any Senior Creditor may be rescinded in whole or in part by such Senior Creditor, and any obligations under the Superior Indebtedness may be continued, and the Superior Indebtedness, or the liability of the Company or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Company or any other party under the Superior Indebtedness or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by any Senior Creditor; and

         (b) any Superior Indebtedness may be amended, modified, supplemented or terminated, in whole or in part, as any Senior Creditor may deem advisable from time to time, and any collateral security at any time held by any of the Senior Creditors for the payment of any of the Superior Indebtedness may be sold, exchanged, waived, surrendered or released;

in each case all without notice to or further assent by any holder of a Note, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, subject always to the proviso contained in the definition of Superior Indebtedness.

14.    REGISTRATION; EXCHANGE; SUBSTITUTION OF SECURITIES.

14.1   REGISTRATION OF NOTES AND WARRANTS.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of the Notes and the Warrants. The name and address of each holder of one or more Notes or Warrants, each transfer thereof and the name and address of each transferee of one or more Notes or Warrants shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note or Warrant, as applicable, shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note or Warrant that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes and Warrants.

14.2   TRANSFER AND EXCHANGE OF NOTES OR WARRANTS.

         Upon surrender of any Note or Warrant at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or Warrant or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note, Warrant or part thereof), within five Business Days thereafter the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes or Warrant, as applicable,(as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note or Warrant. Each such new Note or Warrant shall be payable to such Person as such holder may request. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes or Warrants. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

14.3   REPLACEMENT OF NOTES AND WARRANTS.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note or Warrant (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

         (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note or Warrant is, or is a nominee for, an original Purchaser or another holder of a Note or Warrant with a minimum net worth of at least $5,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

         (b) in the case of mutilation, upon surrender and cancellation thereof,

within five Business Days thereafter the Company at its own expense shall execute and deliver, in lieu thereof, a new Note or Warrant, as applicable, in the case of a new Note dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

15.    PAYMENTS ON NOTES.

15.1   PLACE OF PAYMENT.

         Subject to Section 15.2, payments of principal, premium, if any, and interest becoming due and payable on the Notes shall be made at the principal office of The Chase Manhattan Bank in New York City. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in New York City or the principal office of a bank or trust company in New York City.

15.2   HOME OFFICE PAYMENT.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, prepayment premium, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of interest added to the principal thereof, principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 15.2.

16.    EXPENSES, ETC.

16.1   TRANSACTION EXPENSES.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of your special counsel and, if reasonably required, local or other counsel) incurred by you and each holder of a Note or Warrant in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes or the Warrants (whether or not such amendment, waiver or consent becomes effective), including without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or the Warrants or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes or Warrants, or by reason of being a holder of any Note or any Warrant, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes or the Warrants. The Company will pay, and will save you and each other holder of a Note or a Warrant harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

         In furtherance of the foregoing, on the date of the Closing the Company will pay or cause to be paid the reasonable fees and disbursements and other charges (including estimated unposted disbursements and other charges as of the date of the Closing) of your special counsel which are reflected in the statement of such special counsel submitted to the Company on or prior to the date of the Closing. The Company will also pay, promptly upon receipt of supplemental statements therefor, reasonable additional fees, if any, and disbursements and charges of such special counsel in connection with the transactions hereby contemplated (including disbursements and other charges unposted as of the date of the Closing to the extent such disbursements exceed estimated amounts paid as aforesaid).

16.2   SURVIVAL.

         The obligations of the Company under this Section 16 will survive the payment or transfer of any Note or any Warrant, the enforcement, amendment or waiver of any provision of this Agreement or the Notes or the Warrants, and the termination of this Agreement. Nothing in this Section 16 shall limit the obligations of the Company in the Warrant with respect to expenses.

17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes and the Warrants, the purchase or transfer by you of any Note or any Warrant or portion thereof or interest therein and the payment of any Note or exercise or expiry of any Warrant, and may be relied upon by any subsequent holder of a Note or Warrant, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note or Warrant. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes and the Warrants embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

18.    AMENDMENT AND WAIVER.

18.1   REQUIREMENTS.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Majority Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 22, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and
(b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or change the rate or the time of payment or method of computation of interest or of the prepayment premium on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12 or 18.

18.2   SOLICITATION OF HOLDERS OF NOTES.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

18.3   BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

18.4   NOTES HELD BY COMPANY, ETC.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

19.    NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

         (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

         (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

         (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of R. Kevin Andrews, Fax: 713-627-0937,
Telephone: 713-627-0933, or at such other address as the Company shall have specified to the holder of each Note and each Warrant in writing.

Notices under this Section 19 will be deemed given only when actually received.

20.    REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes, the Subsidiary Guarantees and Warrants themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes, Subsidiary Guarantees or Warrants from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

21.    CONFIDENTIAL INFORMATION.

         For the purposes of this Section 21, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure,
(b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes and Warrants), (ii) your financial advisors and other professional advisors whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 21, (iii) any other holder of any Note or Warrant, (iv) any Institutional Investor to which you sell or offer to sell such Note or Warrant or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 21), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, Warrants and this Agreement. Each holder of a Note or Warrant, by its acceptance of a Note or a Warrant, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note or Warrant of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 21.

22.    MISCELLANEOUS.

22.1   SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including without limitation any subsequent holder of a Note or Warrant) whether so expressed or not.

22.2   CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.3   CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

         (a) The Company irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes or the Warrants. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (b) The Company consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 22.3 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such party specified in Section 18 or at such other address of which you shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the full extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

         (c) Nothing in this Section 22.3 shall affect the right of any holder of Notes or Warrants to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes or Warrants may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         (d) EACH OF THE PARTIES HERETO WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE WARRANTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

22.4   PAYMENTS DUE ON NON-BUSINESS DAYS.

         Anything in this Agreement or the Notes or the Warrants to the contrary notwithstanding (but without limiting the requirement in Section 8.1 that notice of any prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Prepayment premium (if any) or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.5   SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the fullest extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.6   ACCOUNTING TERMS.

        All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP, applied on a basis consistent with the audited Financial Statements (except for changes concurred with by the Company's independent public accountants).

22.7   INDEMNIFICATION.

         The Company agrees to indemnify, exonerate and hold you and each of your officers, directors, employees and agents (collectively the "INDEMNITIES" and individually an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable counsel fees and disbursements (collectively the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Notes, or the execution, delivery, performance or enforcement of this Agreement, the Warrant or any instrument contemplated hereby by any of the Indemnitees, except as to any Indemnitee for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct; and if and to the extent the foregoing undertaking may be unenforceable for any reason, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Company under this Section shall survive the payment of the Notes and the exercise or expiry of the Warrants.

22.8   COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.9   GOVERNING LAW.

         This Agreement and the Notes and the Warrants shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       DENALI INCORPORATED

                                       By  /s/ R. KEVIN ANDREWS
                                           -------------------------------------
                                           Title:  Vice President/CFO

The foregoing is hereby agreed to as of the date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY


By:  /s/ PETER V. TUTERS
     --------------------------------
     Title:  Vice President & Investment Officer


A.G. INVESTMENT ADVISORY SERVICES, INC.

By:  /s/ PETER V. TUTERS
     --------------------------------
     Title:  Vice President & Investment Officer

EMC EQUITY FUND, L.P.

By:  /s/ BLAISE F. ST. RAYMOND
     --------------------------------
     Title:  Managing Director/Treasurer

COCKRELL INVESTMENT PARTNERS, L.P.

By:  /s/ MILTON T. GRAVES
     --------------------------------
     Title:  President of Texas Production Company, General Partner

SIMMONS FAMILY TRUST

By:  /s/ THOMAS D. SIMMONS, JR.
     --------------------------------
     Title:  Co-Trustee

THOMAS DUDLEY SIMMONS, JR. MARITAL TRUST

By:  /s/ THOMAS D. SIMMONS, JR.
     --------------------------------
     Title:  Trustee

THOMAS DUDLEY SIMMONS, JR.

By:  /s/ THOMAS D. SIMMONS, JR.
     --------------------------------
     Title:  Self

JOEL V. STAFF

By:  /s/ JOEL V. STAFF
     --------------------------------
     Title:  Self

SYMONDS TRUST CO., LTD.

By:  /s/ J. TAFT SYMONDS
     --------------------------------
     Title:  President

ANNE ALLEN SYMONDS REVOCABLE TRUST

By:  /s/ ANNE ALLEN SYMONDS
     --------------------------------
     Title:  Trustee

WILLIAM A. MONTELEONE, JR.

By:  /s/ WILLIAM A. MONTELEONE, JR.
     --------------------------------
     Title:  Self

C. RICHARD EVERETT

By:  /s/ C. RICHARD EVERETT
     --------------------------------
     Title:  Self

H. FRED LEVINE

By:  /s/ H. FRED LEVINE
     --------------------------------
     Title:  Self

LEGG MASON WOOD WALKER, CUSTODIAN
F/B/O JAY H. GOLDING PROFIT SHARING
PLAN DATED 12/11/89

By:  /s/ DIANNE M. O'DONNEL
     --------------------------------
     Title:  Assistant Vice President

THE SENIOR SUBORDINATED NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH LAWS OR IN A TRANSACTION WHICH QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                                                     EXHIBIT 1.1

                                 [FORM OF NOTE]


                               DENALI INCORPORATED

                      12% SENIOR SUBORDINATED NOTE DUE 2006

No. R-[_____]                                                 New York, New York
$[_______]                                                                [Date]
PPN: 248221A*4

                  FOR VALUE RECEIVED, the undersigned, DENALI INCORPORATED (the
"COMPANY"), a Delaware corporation, hereby promises to pay to [         ], or
registered assigns, the principal sum of [         ] DOLLARS on [       ], 2006,
with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) from the date hereof on the unpaid balance thereof at the rate of 12% per annum, payable quarterly on [ ______________ ] in each year, until the principal hereof shall have become due and payable and (b) on any overdue payment of principal, any overdue payment of interest and any overdue payment of any premium, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 14% and (ii) 2% above the rate of interest publicly announced by The Chase Manhattan Bank from time to time at its principal office in New York City as its prime or base rate.

                  Payments of principal of, interest on and any prepayment premium with respect to this Note are to be made in lawful money of the United States of America at said principal office of The Chase Manhattan Bank or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

                  This Note is one of a series of 12% Senior Subordinated Notes due 2006 issued pursuant to the Note and Warrant Purchase Agreement dated as of June 30, 1999 (as from time to time amended, the "NOTE Agreement") by the Company and the respective Purchasers named on Schedule A therein and is entitled to the benefits thereof. This Note is also entitled to the benefits of Subsidiary Guarantees heretofore and from time to time hereafter executed and delivered pursuant to the Note Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Agreement.

                  Payments of principal of, interest on and any premium with respect to this Note are subordinated, to the extent specified in the Note Agreement, to all Superior Indebtedness of the Company, as such term is defined in the Note and Warrant Purchase Agreement.

                  This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company may make optional prepayments of principal, in whole or from time to time in part, and under circumstances involving a change of control may be required to prepay this Note in full, at the times and on the terms specified in the Note Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Note Agreement.

                  This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder hereof shall be governed by, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                       DENALI INCORPORATED



                                       By
                                         ------------------------
                                       Title:

                                                                     EXHIBIT 1.2

                                [FORM OF WARRANT]


NUMBER OF SHARES:  _____                                      WARRANT No. _____




                               WARRANT TO PURCHASE
                       COMMON STOCK OF DENALI INCORPORATED



                  DENALI INCORPORATED, a Delaware corporation (the "COMPANY"), HEREBY CERTIFIES THAT, for value received, [__________], or registered assigns, is entitled to purchase fully paid and non-assessable shares of Common Stock, par value $0.01 per share, of the Company (adjusted as below provided) at any time from the Closing Date (as defined below) until 5:00 p.m., New York City time, on the Warrant Expiration Date (as defined below) or the next succeeding Business Day if such Warrant Expiration Date is not a Business Day (as defined below). As used herein, the term "COMMON STOCK" means the Company's common stock, par value $0.01 per share, as constituted on the date of original issue of this Warrant, and (unless the context otherwise requires) irrespective of the classes into which such common stock may be divided, and any shares of capital stock into which such common stock may thereafter be changed or that may be issued in respect of, in exchange for, or in substitution of such common stock by reason of any transaction described in Section 8. As used herein, the term "WARRANTS" means all warrants originally issued pursuant to the Agreements (as defined below) and all warrants delivered in substitution or exchange for such warrants. The term "WARRANT" means one of the Warrants.

                  This Warrant is one of an issue of Warrants to Purchase Common Stock of the Company issued on June 30, 1999, the date of original issue of this Warrant (the "CLOSING DATE"), pursuant to the several Note and Warrant Purchase Agreements dated as of June 30, 1999 (the "AGREEMENTS"), entered into by the Company with certain investors named in Schedule A to the Agreements (the "PURCHASERS"). The holder of this Warrant is entitled to certain benefits of the Agreements. In addition to payment of the Warrant Price (as defined herein) the Company has granted this Warrant and agreed to issue the shares of Common Stock issuable upon exercise hereof as consideration and in exchange for the agreement of the Purchasers to enter into the Agreements and to purchase the Company's 12% Senior Subordinated Notes due 2006 issued in an aggregate principal amount of $15,000,000 pursuant to the Agreements. The term "NOTES" means all such notes originally delivered pursuant to the Agreements and all notes delivered in substitution or exchange for any such note.

         Section 1. Term of Warrants; Exercise of Warrants. Subject to the terms hereof, the holder of this Warrant shall have the right, at any time during the period commencing on the Closing Date and ending at 5:00 p.m., New York time, on the seventh anniversary of the Closing Date (the "Warrant Expiration Date"), to purchase from the Company up to the number of shares of

Common Stock which such holder may at the time be entitled to purchase pursuant to this Warrant, upon at least three Business Days' prior written notice to the Company of such holder's election to exercise this Warrant and upon surrender of this Warrant to the Company, at its office maintained for such purpose pursuant to Section 14 of the Agreements, together with the purchase form at the end hereof duly completed and signed, accompanied by payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 7 and 8) for the number of shares with respect to which this Warrant is then exercisable. Payment of the aggregate Warrant Price shall be made by (i) certified or official bank check or wire transfer, and/or (ii) the delivery and surrender to the Company of Notes issued pursuant to the Agreements in an aggregate amount equal to the Warrant Price and/or (iii) the delivery and surrender to the Company of Warrants (valued at the product of (a) the difference between the Trigger Price and the Warrant Price and (b) the number of shares of Common Stock purchasable upon the exercise of the Warrants being surrendered). In the event that the holder hereof chooses to exercise the Warrant, in whole or in part, by delivery and surrender to the Company of any other securities of the Company held by the holder hereof and redeemable at such time, the holder shall be entitled to receive, upon such delivery and surrender, cash in an aggregate amount equal to any and all interest accrued but unpaid on such securities to the date of delivery and surrender. As used herein, the term "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks in New York City or the State of Texas are required or authorized to be closed.

                  Upon such surrender of this Warrant and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder of this Warrant and in such name or names as such holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased, together with cash, as provided in Section 9, with respect to any fractional shares of Common Stock otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such shares of Common Stock as of the close of business on the date of the surrender of this Warrant and payment of the Warrant Price as aforesaid, notwithstanding that the certificates representing such shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

                  This Warrant shall be exercisable, at the election of the holder of this Warrant, either in full or from time to time in part. In the event that this Warrant is exercised with respect to less than the aggregate number of shares of Common Stock this Warrant then entitles such holder to purchase, the Company shall deliver to or upon the order of such holder hereof a new Warrant evidencing the rights of such holder to purchase the unpurchased shares of Common Stock then called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. In the alternative, at the request of the holder upon any partial exercise of this Warrant, appropriate notation may be made

                  If the Warrant Expiration Date occurs prior to the exercise of the Warrant in full at a time when the Trigger Price exceeds the Warrant Price, the exercise of the Warrant in full shall be automatic and shall require no notice to the Company. In such event, the Company shall give written notice to the holder of this Warrant and require within 30 days of such notice the surrender of the Warrant and payment of the Warrant Price thereon by the holder in accordance with the terms set forth herein. If such payment and surrender are not made by the holder within such time period, the right of the holder to exercise the Warrant shall expire.

         Section 2. Payment of Taxes. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Common Stock upon exercise of this Warrant, provided that the Company shall not be required to pay any tax or taxes which may be payable with respect to any secondary transfer of a Warrant or the shares of Common Stock issued upon exercise of any Warrant, and in such case the Company shall not be required to issue or deliver any certificates for shares of Common Stock, until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid or that no such tax is due.

         Section 3. Transferability.

         Section 3.1. Registration. The Warrants shall be numbered and shall be registered on the books of the Company maintained for such purpose pursuant to
Section 14 of the Agreements (the "Security Register").

         Section 3.2. Transfer. Subject to compliance with Section 3.3, this Warrant, the Warrant Shares (as defined below) and all rights hereunder are transferable upon delivery hereof together with the assignment form at the end hereof duly completed and signed by the holder hereof or such holder's duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, provided that any transferee of this Warrant or such Warrant Shares shall expressly agree to be bound by the terms and conditions hereof. Upon any registration of transfer of this Warrant, the Company shall execute and deliver a new Warrant or Warrants as may be requested by such holder for the same aggregate number of shares of Common Stock as this Warrant. As used herein, the term "Warrant Shares" shall mean, collectively, the shares of Common Stock acquired pursuant to the exercise of this Warrant and any securities issued or issuable with respect to such Common Stock by way of stock dividend or other distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         Section 3.3. Limitations on Transfer of the Warrants and the Warrant Shares. If, at the time of any transfer of this Warrant or any Warrant Shares, this Warrant or such Warrant Shares, as the case may be, are not registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company may require as a condition of allowing such transfer or exchange that the holder or transferee of this Warrant or such Warrant Shares furnish to the Company such information as, in the reasonable opinion of counsel to the Company, is necessary in order to establish that such transfer or exchange may be made without registration under the Securities Act, including a written statement that such holder or transferee will not sell or otherwise dispose of this Warrant or such Warrant Shares purchased or acquired by him in any transaction which would violate the Securities Act or any other securities laws, provided that the disposition thereof shall at all times be within the control of such holder or transferee.

         Section 3.4. Legend on Warrant Shares. Each certificate for shares of Common Stock initially issued upon exercise of this Warrant shall bear the following legend, unless at the time of exercise such shares are registered under the Securities Act or in the opinion of Counsel to the Company such shares are no longer subject to the restriction contemplated by the legend:

         "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the Blue Sky laws of any State and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with said Act and with such Blue Sky laws."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution in the United States pursuant to a registration statement under the Securities Act of the securities represented thereby) shall also bear the above legend unless in the opinion of counsel to the Company the securities represented thereby need no longer be subject to such restriction.

         Section 4. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the holder thereof to purchase a like aggregate number of shares of Common Stock as this certificate then entitles such holder to purchase. Any holder of a Warrant desiring to exchange such Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver one or more new Warrant certificates as so requested.

         Section 5. Mutilated or Missing Warrant. In case any Warrant certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the holder thereof, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity, if requested, satisfactory to the Company. In the case of any Purchaser or any other institutional investor holder of a Warrant, such holder's unsecured agreement of indemnity shall be deemed satisfactory to the Company.

         Section 6. Requirement of Availability of Shares of Common Stock. There are authorized and available for issuance, and so long as any Warrant remains outstanding the Company shall at all times keep authorized and available for issuance, such number of shares of the Company's authorized but unissued Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to keep available such number of authorized shares and other securities as will be sufficient for such purpose. The Company shall keep a copy of the Warrants on file with every such transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company shall supply any such transfer agent with duly executed stock and other certificates for such purpose and shall provide or otherwise make available any cash which may be payable as provided in Section 9.

         Section 7. Warrant Price. The price per share of Common Stock (the "Warrant Price") at which shares of Common Stock shall be purchasable upon the exercise of the Warrants shall be $7.5375, subject to adjustment pursuant to
Section 8.

         Section 8. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

         Section 8.1. Adjustments. The number of shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment as follows:

         (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) pay a liquidating cash dividend as so denominated in accordance with generally accepted accounting principles, (iii) subdivide its outstanding Common Stock, (iv) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (v) issue by reclassification of its Common Stock, spin-off, split-up, recapitalization, merger, consolidation or any similar corporate event or arrangement of other securities of the Company, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         (b) Except in respect of transactions described in subsection (a) above, in case the Company shall sell or issue Common Stock or rights, options, warrants, convertible securities or options or other rights to purchase convertible securities or any similar instrument containing the right to subscribe for, purchase or otherwise acquire shares of Common Stock (collectively, "Derivative Securities") at a price per share which is lower at the date of such sale or issuance of such Common Stock or lower at the record date for determination of shareholders entitled to receive (or purchase) such Derivative Securities than the Trigger Price (as defined below), then the number of shares of Common Stock purchasable upon exercise of this Warrant shall be the number determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to the first public announcement (or consummation of such transaction if the Common Stock is not then publicly traded) of such transaction (or the record date for determination of shareholders entitled to receive (or purchase) such Derivative Securities in the case of a distribution or issuance thereof in respect of the Common Stock) by a fraction (not to be less than one) with (A) a numerator equal to the product of
(1) the number of shares of Common Stock outstanding after giving effect to such sale or issuance (and assuming in the case of Derivative Securities that such Derivative Securities had been fully exercised or converted, as the case may be) and (2) the Trigger Price, and (B) a denominator equal to the sum of (i) the product of (x) the number of shares of Common Stock outstanding immediately before such public announcement date, consummation date or record date, as the case may be, and (y) the Trigger Price, and (ii) the aggregate consideration received by the Company for the shares of Common Stock to be so issued or sold or to be purchased or subscribed for upon exercise of such Derivative Securities.

                  For the purposes of such adjustments, the Common Stock which the holders of any such Derivative Securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such public announcement date, consummation date or record date, as the case may be, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Derivative Securities, plus any underwriting discounts or selling commissions paid by the Company, plus the consideration or premiums stated in such Derivative Securities to be paid for the Common Stock covered thereby. In case the Company shall sell or issue Common Stock or Derivative Securities containing the right to subscribe for or purchase Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "consideration received by the Company" for purposes of this subsection (b), the fair market value of said property shall be determined in the manner set forth below.

                  For purposes of this Section, the term "Trigger Price" means in respect of any sale or issuance of Common Stock or Derivative Securities the higher of (i) the then applicable Warrant Price and (ii) (x) so long as the Common Stock is listed or admitted to trading on a national securities exchange or, if not so listed, is quoted on the NASDAQ or any comparable system (a "Listed Company"), the Current Market Price (as defined below), or (y) at any time while the Company is not a Listed Company, the then current fair market value per share of Common Stock immediately prior to such sale or issuance, determined in the manner set forth below.

                  In the case of each such sale or issuance of Common Stock or Derivative Securities by the Company, the Company will give written notice to the holder of this Warrant not less than 20 nor more than 60 days prior to the date upon which such sale or issue is proposed to be consummated. Such notice shall (i) refer specifically to this Section 8.1(b), (ii) specify the date of such sale or issue and the Response Date (as defined below) and (iii) contain the terms of such sale or issue and the Company's estimates, determined in good faith by the Board of Directors of the Company, of (A) the then current fair market value per share of Common Stock or, if the Company is a Listed Company, the Current Market Price and (B) if applicable, the fair market value of any property, other than cash or its equivalent, taken into account in determining the consideration to be received by the Company for purposes of this subsection
(b). The holder of this Warrant shall notify the Company of such holder's acceptance or rejection of such estimates by giving written notice of such acceptance or rejection to the Company at least five days prior to such sale or issue (the "Response Date"). If either or both of such estimates is rejected by any original holder of Warrants (or any Affiliate (as defined in the Agreements) of such original holder) or by the holder or holders of then unexercised Warrants to purchase at least 25% of shares of Common Stock covered by all outstanding Warrants, the Company shall appoint an Independent Financial Expert acceptable to the rejecting holder or holders of Warrants to make such determinations. Such Independent Financial Expert shall be instructed to use its best efforts to complete its appraisals within 30 days. In no event shall such issue or sale be consummated prior to (x) five days after the completion of such appraisals and delivery of the Value Report (hereafter referred to) by such Independent Financial Expert or (y) the waiver by all such rejecting holders of such requirement so to complete the appraisals and provide such Value Report.

                  The Independent Financial Expert shall deliver to the Company and each holder of Warrants or Warrant Shares, a value report (the "Value Report") stating the methods of valuation considered or used and the respective values of the Common Stock and/or property, if applicable, as of the date of such issue or sale of Common Stock or Derivative Securities, and containing a statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The values set forth in such Value Report shall be binding upon the Company and the holders of the Warrants. The Company will pay all fees and expenses of such Independent Financial Expert.

                  For purposes of this Section, the term "Current Market Price" means the Closing Price of shares of Common Stock immediately prior to the public announcement date of the sale or issue (or, if no public announcement is made, the date immediately prior to such sale or issue). "Closing Price" means
(1) the per share average of the last reported sale price on each of the five
(5) trading days prior to the date of determination or, if no such reported sale occurs on any such day, the average of the closing bid and asked prices on any such day, in each case on the principal national securities exchange in which the Common Stock is listed or admitted to trading or (2) if the Common Stock is not listed or admitted to trading on any national securities exchange, the per share average of the closing bid and asked prices in the over-the-counter market on each of the five (5) trading days prior to the date of determination as reported by NASDAQ or any comparable system.

                  As used herein, the term "Independent Financial Expert" means a qualified appraisal or investment banking firm that (i) has experience in the valuation of companies similar to the Company, (ii) does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company or any of its affiliates or the holder of this Warrant or any of its affiliates, (iii) has not been, and, at the time it is called upon to give independent financial advice, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates or such holder or any of its affiliates, and (iv) does not provide any advice or opinions to, and is not otherwise compensated by, the Company or any of its affiliates or such holder or any of its affiliates, except as an Independent Financial Expert.

         (c) In case the Company shall distribute in any calendar year to all or substantially all holders of its Common Stock evidences of its indebtedness (including Derivative Securities) or assets (including cash or other dividends or distributions out of earnings), then, and in each case, the Company shall pay to the holder of this Warrant an amount in cash equal to such holder's pro rata share (assuming for such purpose the exercise of this Warrant in full) of such distributions; and for such purpose any assets (other than cash) or evidences of indebtedness so distributed shall be valued at the fair market value thereof determined in good faith by the Board of Directors of the Company acting upon the advice of any Independent Financial Expert acceptable to the Majority Warrantholders.

         As used herein, the term "Majority Warrantholders" means the holder or holders of then unexercised Warrants to purchase at least a majority of the shares of Common Stock covered by all outstanding Warrants. For purposes of determining whether the holders of outstanding Warrants at any time have taken any action authorized by this Section or otherwise by this Warrant, any Warrants owned by the Company, any Subsidiary or any Affiliate (as such terms are defined in the Agreements) of the Company shall not be deemed outstanding.

         (d) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is increased or decreased as provided in this Section 8, the Warrant Price payable upon exercise of this Warrant shall be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so purchasable immediately after such adjustment.

         (e) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the holder by first-class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of an executive officer of the Company setting forth the number of shares of Common Stock purchasable upon the exercise of this Warrant and the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

         (f) If, as a result of an adjustment made pursuant to this Section 8, the holder of this Warrant shall become entitled to purchase any shares of the Company other than Common Stock, thereafter the number of such other shares so purchasable upon exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of this Section 8 with respect to the shares of Common Stock.

         Section 8.2. No Adjustment in Certain Cases. No adjustments to the number of shares of Common Stock issuable upon the exercise of this Warrant or the Warrant Price shall be made pursuant to this Section 8 in connection with the issuance of (a) Common Stock upon exercise of any of the Warrants, or (b) Common Stock in any underwritten public offering registered under the Securities Act, or (c) up to an additional 314,631 shares of Common Stock pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its Subsidiaries (such number and amount to be appropriately adjusted in the event the Common Stock is subdivided into a greater or combined into a lesser number).

         Section 8.3. Preservation of Purchase Rights Upon Reorganization, Consolidation, Merger, etc. In case of any reorganization, consolidation or merger of the Company with or into another entity as a result of which the holders of the Company's Common Stock become holders of other shares or securities of the Company or of another entity or person, or such holders receive cash or other assets, or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing entity or person, as the case may be, shall execute with the holder of this Warrant an agreement that such holder shall have the right thereafter upon payment of the aggregate Warrant Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of shares and other securities and property which such holder would have owned or have been entitled to receive after the happening of such reorganization, consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action.

         The agreements referred to in this Section 8.3 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The provisions of this Section 8.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales or conveyances.

       Section 8.4. Statement on Warrants. This Warrant shall entitle the holder hereof to purchase such number of shares of Common Stock at such Warrant Price as may be determined in accordance with the terms hereof after giving effect to any adjustments in the number or kind of shares purchasable upon the exercise hereof or the Warrant Price, as the case may be, notwithstanding that this Warrant certificate may continue to express the same price and number and kind of shares as are initially stated herein.

       Section 8.5. Adjustment by Board of Directors. If any event occurs as to which, in the reasonable good faith opinion of the Board of Directors of the Company, the provisions of this Section 8 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Warrant Price as otherwise determined pursuant to any of the provisions of this Section 8, except in the case of a combination of shares of a type contemplated in Section 8.1(a) and then in no event to an amount larger than the Warrant Price as adjusted pursuant to Section 8.1(d).

         Section 8.6. No Dilution or Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer or sale of assets, consolidation, merger, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all of such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

         Section 9. Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock on the exercise of any Warrant. If any fraction of a share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by

NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

         Section 10. No Rights as Shareholder; Notices. Nothing contained in this Warrant shall be construed as conferring upon the holder or its transferees any rights as a shareholder of the Company, including the right to vote, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the Warrant Expiration Date and prior to the exercise of this Warrant, any of the following events shall occur:

         (a) any action which would require an adjustment pursuant to Section
8.1 or 8.5; or

         (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety) shall be proposed;

then in any one or more of said events, the Company shall give notice in writing of such event to each holder of Warrants at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up but failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any such action taken. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

         Section 11. Registration Rights.

         Section 11.1. Requested Registration. (a) At any time after the earlier of (1) 90 days after the effective date of a registration statement filed by the Company for the registration of securities under the Securities Act of the same class as any Registrable Securities (as defined below) and (2) fifteen months from the Closing Date, the holder or holders of any of the Registrable Securities then outstanding and entitled to registration rights under this
Section 11 (the "Initiating Holders") may, upon written request to the Company, require that the Company effect a registration, qualification or compliance with respect to all or a part of such Registrable Securities. The Company will, within ten days of the receipt of such request, give written notice of such request to all other holders of Registrable Securities and shall file a registration statement with the Commission on a form deemed appropriate by the Company's counsel as expeditiously as possible, but in no event later than 60 days after receipt of such written request. Such registration statement shall cover all the Registrable Securities requested to be included therein by the Initiating Holders and by such other holders as specified in writing given within 20 days of receipt of the notice given by the Company pursuant to this subsection (a). After the filing of such registration statement, the Company shall use its best efforts to cause such registration statement to become effective as expeditiously as possible. The Company shall pay the expenses (as defined in Section 11.7) of such registration.

         The Company shall also use its best efforts to effect promptly all such other registration, qualification and compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable Blue Sky, or other state securities laws, and appropriate compliance with exemptive regulations issued under the Securities Act) as may be so requested by a holder of Registrable Securities covered by a registration statement filed pursuant to this Section 11.1 and as would permit or facilitate the sale and distribution of all or any portion of such Registrable Securities.

         The Company shall not be obligated to effect such registration, qualification or compliance (1) after the Company has already effected two such registrations pursuant to this subsection (a), (2) if the Initiating Holders hold less than 25% of the Registrable Securities then outstanding, or (3) within nine months after the effective date of the registration statement most recently filed by the Company under the Securities Act with respect to any class of Registrable Securities if the holders of the Registrable Securities shall have had the opportunity pursuant to Section 11.2 to participate in the offering effected pursuant to such registration statement without any reduction of the number of Registrable Securities included in such offering pursuant to Section 11.3.

         (b) If the Initiating Holders intend to distribute the Registrable Securities covered by such request by means of an underwriting, they shall so advise the Company as a part of such request made pursuant to Section 11.1(a). The Company shall enter into an agreement in customary form for a secondary distribution with the underwriter or underwriters selected by the Company for such underwriting, provided such underwriters are reasonably acceptable to the Initiating Holders.

         (c) As used herein, the term "Registrable Securities" means, collectively, the Warrants, or any portion thereof, and all Warrant Shares (including all such Warrant Shares issued upon exercise of any other Warrant), or any portion thereof. Registrable Securities will cease to be such when (i) a registration statement covering such Registrable Securities has become or been declared or ordered effective and they have been disposed of pursuant to such effective Registration Statement, (ii) they are sold, transferred or distributed pursuant to and in compliance with Rule 144 (or any similar provision then in force, but not including Rule 144A) under the Securities Act, or (iii) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Securities Act.

         Section 11.2 Incidental Registration. (a) If at any time or times after the date hereof, the Company intends to file a registration statement for the registration of securities under the Securities Act of the same class as any Registrable Securities in connection with a public offering (other than any offering pursuant to any stock option plan or stock purchase, savings or similar plan, any offering in connection with any merger or acquisition of or by the Company, any exchange of outstanding Common Stock or any registration of any security convertible into Common Stock), the Company shall notify in writing each of the holders of record of Registrable Securities at least 30 days prior to each such filing of the Company's intention to file such a registration statement. Such notice shall state the date on which the Company proposes to file such registration statement and the number and class of securities proposed to be registered thereby and shall advise the holders of such Registrable Securities of their rights to have such securities included in such registration. If any holder of Registrable Securities notifies the Company within 20 days after receipt of such notice from the Company of its desire to have included in such registration statement any of its Registrable Securities, then the Company shall include such shares in such registration statement for sale in the same manner and upon the same terms and conditions as for the securities originally to be subject to such registration statement; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register, to discontinue registration or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register or to discontinue registration, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company shall pay the expenses (as defined in Section 11.7) of such registration.

         (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to subsection (a) above. In such event the right of such holders to registration pursuant to this Section 11.2 shall be conditioned upon such holders' participation in such underwriting and the inclusion of such holders' Registrable Securities in the underwriting to the extent provided herein. The holders of Registrable Securities shall (together with the Company and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company and shall use their best efforts to arrange for all documents and opinions required to be delivered thereunder in respect of their participation as selling shareholders to be delivered. If any of the holders of Registrable Securities or any officer, director or other shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         (c) The holders of Registrable Securities shall be entitled to have their shares included in an unlimited number of registrations pursuant to this
Section 11.2.

       Section 11.3. Underwriter Cutbacks. Notwithstanding any other provision of this Section 11, if any registration provided for in Section 11.1 or 11.2 involves an underwriting and if the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall include in the underwriting only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering. The securities to be so included will be apportioned pro rata among the securityholders (including the selling holders of Registrable Securities) seeking to include their respective securities in the offering according to the total amount of securities entitled to be included therein owned by each such selling securityholder or in such other apportions as shall be mutually agreed to by such selling securityholders.

         Section 11.4. Right to Review the Registration Statement. In connection with the preparation and prior to the filing of each registration statement under the Securities Act pursuant to Sections 11.1 and 11.2, the Company will give the holders of Registrable Securities registered under such registration statement the right to review and comment upon such registration statement and to request the insertion therein of material furnished to the Company in writing which in the reasonable judgment of such holder (a "Requesting Holder") of Registrable Securities should be included; provided, however, that such information shall not be required to be included if in the reasonable opinion of counsel of the Company, the inclusion of such material furnished by such holder would be misleading or otherwise in violation of the rules and regulations of the Securities Act. Furthermore, a Requesting Holder has the right to require the deletion of any reference to such Requesting Holder by name or otherwise if such reference is not required by the Securities Act or the rules promulgated thereunder.

         The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the holders of at least a majority of the securities (including Registrable Securities) covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

         Section 11.5. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 11, the Company shall:

         (a) notify each holder of Registrable Securities as to the filing of the Registration Statement and of all amendments or supplements thereto filed prior to the effective date of said Registration Statement;

         (b) notify each holder of Registrable Securities, promptly after it shall receive notice thereof, of the time when said Registration Statement becomes effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

         (c) notify each holder of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (d) prepare and promptly file with the Commission and promptly notify each holder of Registrable Securities of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and, in addition, prepare and file with the Commission, promptly upon the written request of any holder of Registrable Securities, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

         (e) advise each holder of Registrable Securities promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

         (f) use its best efforts to qualify as soon as reasonably practicable the Registrable Securities included in the Registration Statement for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by any holder of Registrable Securities; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions; and

         (g) furnish each holder of Registrable Securities, as soon as available, copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, all in such quantities as any holder of Registrable Securities may from time to time reasonably request.

         At its expense, the Company shall keep such registration statement effective until 180 days after such registration statement becomes effective.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subsection (d) above, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (d) above and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in the immediately preceding paragraph of this Section 11.5 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subsection (d) above.

       Section 11.6. Indemnity. (a) In connection with a Registration Statement filed with the Commission pursuant to this Section 11 or any other registration statement filed by the Company, the Company will indemnify and hold harmless any seller of Registrable Securities and each person, if any, who controls any holder of Registrable Securities within the meaning of the Securities Act, any underwriter who participates in the distribution of Registrable Securities and any Requesting Holder and each person, if any, who controls any Requesting Holder against any loss, claim, damage or liability, joint or several, to which such holder or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement (including any preliminary prospectus and the prospectus as a part thereof (the "Prospectus") or any amendment or supplement thereof, or (B) in any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or
(ii) the omission or alleged omission to state in any Registration Statement (including any preliminary prospectus and the Prospectus as a part thereof) or any amendment or supplement thereof or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each holder of Registrable Securities, Requesting Holder and each such controlling person for any legal or other expenses reasonably incurred by such holder of Registrable Securities, Requesting Holder or such controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided that the Company will not be liable to any holder of Registrable Securities in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Securities specifically stating that it is for use in the preparation of any Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such preliminary prospectus or the Prospectus or any such amendment thereof or supplement thereto. This indemnity agreement is in addition to any liability which the Company may otherwise have.

         (b) Each holder of Registrable Securities included in the securities covered by the Registration Statement severally, but not jointly, will indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers, and each person, if any, who controls the Company within the meaning of the Securities Act, as well as any underwriter who participates in the distribution of securities covered by such Registration Statement against any loss, claim, damage or liability to which the Company, or any such director or officer or controlling person or any underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement (including any preliminary prospectus and the

Prospectus as a part thereof) or any amendment or supplement thereof, or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Registration Statement (including any preliminary prospectus and the Prospectus as a part thereof) or any amendment or supplement thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder of Registrable Securities specifically stating that it is for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such preliminary prospectus or the Prospectus or any such amendment thereof or supplement thereto; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director or officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action. No holder of Registrable Securities shall be required by this subsection (b) to pay an amount in excess of the amount of proceeds (net of underwriting discounts or commissions) received by such holder upon the sale of Registrable Securities included in such Registration Statement. This indemnity agreement is in addition to any liability which such holder of Registrable Securities may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section
11.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11.6, notify in writing the indemnifying party of the commencement thereof within a reasonable time thereafter, provided that the failure so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 11.6, except to the extent it has been prejudiced by such failure, or from any liability which it may have to an indemnified party otherwise than under this Section 11.6. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 11.6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, provided that if it is necessary to prevent a conflict of interest for the holders of Registrable Securities, Requesting Holders or their respective controlling persons to be represented by separate counsel, the holders of Registrable Securities shall have the right to employ a single counsel to represent the holders of Registrable Securities and such controlling persons, in which event the reasonable fees and expenses of such separate counsel shall be borne by the Company.

       Section 11.7. Expenses. The Company shall bear all registration expenses in connection with a registration of Registrable Securities pursuant to this
Section 11. As used in this Section 11, "registration expenses" of a registration shall mean, without limitation, all registration, filing and National Association of Securities Dealers' fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance and the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including fees paid to a qualified independent underwriter) and the reasonable fees and expenses of one firm (which firm shall be reasonably satisfactory to the selling holders of Registrable Securities) to act as special counsel for all selling securityholders (including such selling holders of Registrable Securities) and such other local counsel as to matters of local laws as such special counsel and such selling securityholders may reasonably request. All underwriting discounts and commissions relating to securities registered on behalf of the holders of Registrable Securities and transfer taxes shall be borne by such holders pro rata on the basis of the number of Registrable Securities so registered.

         Section 11.8. Lock-Ups. To the extent requested by the managing underwriter in respect of an offering of securities of the Company described in this Section 11, each holder of Registrable Securities and the Company shall agree to refrain from selling or offering to sell, making any short sale of, loaning, granting any option for the purchase of, effecting any public sale or distribution of or otherwise disposing of (other than pursuant to such Registration Statement) any securities of the Company during the seven days prior to and the 90 days after the effective date of any Registration Statement described herein, whether or not such holder participates in such registration. Nothing in this Section 11.8 shall preclude the Company from issuing shares of Registrable Securities upon exercise of outstanding options or conversion of outstanding convertible securities. Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 11.8.

         Section 11.9. Other Obligations of the Company. In connection with the Company's obligations to the holders of Registrable Securities with respect to the sale of Registrable Securities pursuant to a public offering thereof as provided in this Section 11, the Company shall use its best efforts to register Registrable Securities as required, or permitted if any holder of Registrable Securities so requests, by Section 12 of the Securities Exchange Act of 1934, as amended, and, if the Registrable Securities to be sold meet the criteria for listing on any exchange on which the Common Stock is then listed, apply for listing of such Registrable Securities on such exchange.

         Section 11.10. Transferability. The registration rights granted in this
Section 11 shall not be assignable in any manner to any transferee of any of the Warrants or Registrable Securities except in connection with the sale by the holder of this Warrant or the Registrable Securities issued upon exercise hereof of all of this Warrant or such securities, as the case may be, in a transaction not involving a public offering for the purposes of the Securities Act.

       Section 12. Put Right.

       Section 12.1. Put at the Option of the Holder. At any time on or after the fifth anniversary of the Closing Date, the holder of this Warrant or any Warrant Shares may elect to cause the Company to repurchase all the Warrants and all Warrant Shares (including all such Warrant Shares issued upon exercise of any other Warrant) for cash at

         (a) if the Company is a Listed Company, the Current Market Price, or

         (b) if the Company is not a Listed Company, the applicable price determined in accordance with Section 12.2. The Company shall identify the Independent Financial Expert selected by the Company to determine the Appraised Market Value (as defined below) of the Company. The holder of this Warrant and any Warrant Shares shall appoint a second Independent Financial Expert and both such Independent Financial Experts shall be instructed to use their best efforts to complete their appraisals pursuant to Section 12.2 within 30 days. If the holders of Warrants and Warrant Shares are unable to agree on the identity of a second Independent Financial Expert, such second Independent Financial Expert shall be appointed by the holder or holders participating in such appointment having Warrants representing the highest aggregate number of shares of Common Stock (including Warrant Shares).

         (c) The holder of this Warrant or any Warrant Shares may exercise its right to cause the Company to repurchase up to one-third of the Warrants and all Warrant Shares on the Repurchase Date (as defined below) pursuant to subsection
(b) above by written notice to the Company, which notice shall be given no later than 15 days after the Appraised Market Value of the Company is determined pursuant to Section 12.2.

         Section 12.2. Repurchase Price. (a) The aggregate price of the portion of this Warrant and any Warrant Shares to be repurchased pursuant to Section 12.1(b) shall be equal to the product of (1) the Appraised Market Value of the Company as of the date on which the repurchase of the Warrant is to be consummated (the "Repurchase Date") and (2) a fraction, the numerator of which is equal to the sum of (x) the total number of shares of Common Stock subject to purchase upon exercise of that portion of this Warrant being repurchased by the Company (after giving effect to any adjustments resulting from the occurrence of any event described in Section 8) and (y) the aggregate number of Warrant Shares being repurchased, as the case may be, and the denominator of which is the total number of shares of Common Stock then outstanding (assuming that all outstanding Derivative Securities had been fully exercised or converted, as the case may
be), provided that the price per Warrant Share (assuming for such purpose the exercise of any remaining portion of this Warrant) so repurchased shall not be less than the Warrant Price paid for such Warrant Share at the time of exercise.

         (b) The term "Appraised Market Value" of the Company means the cash purchase price (determined as of the Repurchase Date) that a Person who is not an affiliate of the Company would pay for the Company, on a going concern basis in an all cash transaction in which such Person is under no compulsion to buy and the Company is under no compulsion to sell. Such cash purchase price shall be independently determined by the Independent Financial Experts using such valuation methods as they may determine to be most appropriate for establishing a value for the Company in light of relevant market and economic factors at the time and in conformity with standard appraisal techniques in use at the time for valuing businesses similar to the Company, but without either any discount for any lack of liquidity of the Common Stock or any discount for the fact that the Common Stock is not publicly traded or that the Company does not have any other publicly traded class of equity securities.

         (c) Each Independent Financial Expert shall deliver to the Company and the holder of the Warrant, a value report (the "Value Report") stating the methods of valuation considered or used and the value of the Common Stock as of the Repurchase Date, and containing a statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Appraised Market Value of the Company will be the average of the two values arrived at by the Independent Financial Experts as set forth in such Value Reports if the higher of such values does not exceed 110% of the lower. If the higher of such values exceeds 110% of the lower, said Independent Financial Experts shall select a third Independent Financial Expert who shall conduct a third appraisal in accordance with this Section and the Appraised Market Value shall be the value of the Company determined by the Independent Financial Expert whose valuation is between the other two.

         (d) The Company will, and will cause each of its Subsidiaries to, make available to each of the Independent Financial Experts all of the books and records of the Company and its Subsidiaries and such other information as any of the Independent Financial Experts may request in order to ascertain the value of the Company. The Company will pay all costs of the appraisals undertaken in accordance with this Section 12, including the reasonable fees and expenses of the Independent Financial Experts.

         Section 12.3. Exercise and Expiration of the Put Right. (a) The right of the holder of this Warrant or any Warrant Shares to cause the Company to repurchase the Warrant and/or Warrant Shares pursuant to Section 12.1 may only be exercised by such holder, in each 365-day period commencing on the fifth, sixth, seventh, eighth and ninth anniversaries of the Closing Date, in respect of such number of Warrant and Warrant Shares representing in the aggregate no more than one-third of such holder's Initial Holding. For the purposes of this
Section 12.3, the holder's "Initial Holding" shall be the number of Warrant Shares purchasable upon the exercise of the Warrant on the Closing Date, as increased from time to time pursuant to Section 8.

         (b) The right of the holders of the Warrant and Warrant Shares described in this Section 12 shall automatically terminate on the tenth anniversary of the Closing Date.

       Section 13. Preemptive Rights. (a) Except in the case of Excluded Securities (as defined below), the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (i) shares of Common Stock, (ii) any other equity security of the Company, (iii) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company or has an equity kicker or other participation rights, (iv) any security of the Company that is a combination of debt and equity or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell to the holder of the Warrant or any Warrant Shares such holder's Common Stock percentage of such securities (the "Offered Securities") (and to sell to the purchasing holders such Offered Securities not subscribed for by the other holders as hereinafter provided), at a price and on such other terms as shall have been specified by the Company in writing delivered to such holder (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of 30 days from the date it is delivered by the Company. The term "Common Stock Percentage" means, with respect to a holder of Warrant or of any Warrant Share the fraction, expressed as a percentage, the numerator of which is the total number of shares of Common Stock (including Warrant Shares and assuming in the case of Derivative Securities

(including the Warrants) that such Derivative Securities have been fully exercised or converted) held by such holder and the denominator of which is the total number of shares of Common Stock outstanding.

         (b) Notice of the intention of the holder of Warrants or Warrant Shares to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such holder and delivered to the Company prior to the end of the 30-day period of such Offer, setting forth such portion of the Offered Securities as such holder elects to purchase (the "Notice of Acceptance"). If any holder of Warrants or Warrant Shares shall subscribe for less than its Common Stock Percentage of the Offered Securities to be sold, the other subscribing holders shall be entitled to purchase the balance of that holder's Common Stock Percentage in the same proportion in which they were entitled to purchase the Offered Securities in the first place (excluding for such purposes such holder of Warrants or Warrant Shares). The Company shall notify the holder of the Warrant or Warrant Shares five days following the expiration of the 30-day period described above of the amount of Offered Securities which each holder may purchase pursuant to the foregoing sentence, and each holder shall then have five days from the delivery of such notice to indicate such additional amount, if any, that such holder wishes to purchase.

         (c) In the event that Notices of Acceptance are not given by the holders of Warrant or Warrant Shares in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the foregoing 30-day or 40-day period, whichever is applicable, to sell all or any part of such Offered Securities as to which Notices of Acceptance have not been given by such holders (the "Refused Securities") to any other Person(s), but only upon terms and conditions in all respects, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person(s) or less favorable to the Company than those set forth in the Offer. Upon the closing, which shall include full payment to the Company, of the sale to such other Person(s) of all the Refused Securities, the holders of Warrants or Warrant Shares shall purchase from the Company, and the Company shall sell to such holders, the Offered Securities in respect of which Notices of Acceptance were delivered to the Company by the holders, at the terms specified in the Offer.

         (d) In each case, any Offered Securities not purchased by the holders of Warrants or Warrant Shares or any other Person(s) in accordance with Section 13(c) may not be sold or otherwise disposed of until they are again offered to the holders of Warrants or Warrant Shares under the procedures specified in Sections 13(a), (b) and (c).

         (e) The rights of the holders of any Warrant or of any Warrant Shares under this Section 13 shall not apply to the following securities (the "Excluded Securities"):

                  (1) the Warrants; and

                  (2) shares of Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of the Common Stock.

         Section 14. Notices. Any notice by the Company, the holder of this Warrant or the holders of Warrant Shares or Registrable Securities shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail five days after mailing, return receipt requested (a) if to the Company, Denali Incorporated, 1360 Post Oak Boulevard, Suite 2250, Houston, Texas 77056-3023, Attention: R. Kevin Andrews,
Fax: 713-627-0937, Tel: 713-627-0933, or at such other address as the Company may designate by notice to each holder of Warrants, Warrant Shares or Registrable Securities at the time outstanding, (b) if to any Purchaser that holds Warrants, Warrant Shares or Registrable Securities, at such Purchaser's address set forth in Schedule A to the Agreements, or at such other address as such Purchaser may designate by notice to the Company and (c) if to any other holder of Warrants, Warrant Shares or Registrable Securities, at the address of such holder as it appears on the Security Register.

         Section 15. Successors. Except as expressly provided in Section 11.10, this Warrant shall bind and inure to the benefit of the Company and its permitted successors and assigns hereunder, the Purchasers and their respective successors and assigns hereunder and, in addition, shall inure to the benefit of and be enforceable by all holders from time to time of the Warrants, the Warrant Shares and the Registrable Securities. Without limiting the generality of the foregoing, the rights of the Purchasers and their respective successors and assigns as holders of Warrants and Registrable Securities (including without limitation rights as to registrations and other matters covered by Section 11) shall survive any reorganization, consolidation or merger of the Company with or into another entity or the sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety and such successor or purchasing entity or person, as the case may be, shall execute such agreements or other instruments as may be reasonably requested by the holder of this Warrant to give effect to the foregoing, provided that no assignee of this Warrant may claim rights under Section 11 without at the time of such claim agreeing to be bound by the provisions thereof.

         Section 16. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

         Section 17. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

         Section 18. Benefits of this Agreement. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the holder of this Warrant and the holders of the Warrant Shares or Registrable Securities any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company, the holder hereof and the holders of the Warrant Shares and the Registrable Securities.

         Section 19. Headings, Etc. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 20. Change, Waiver, Etc. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         Section 21. Survival. All covenants and agreements of the Company that relate to the Warrant Shares or the Registrable Securities and all rights and duties of the holders from time to time of the Warrant Shares or the Registrable Securities in this Warrant shall be deemed to survive any surrender hereof to the Company upon exercise hereof as contemplated by Section 1. References herein to the Agreements and terms defined therein shall be deemed to survive the termination of the Agreements.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer.

Dated June 30, 1999

                                       DENALI INCORPORATED


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:

                              ELECTION TO PURCHASE



Att:
      --------------------

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant to which this Election to Purchase is attached for, and to purchase thereunder, _______________ shares of Common Stock (or other securities) of the Company provided for therein, and requests that certificates for said shares (or other securities) be issued in the name of:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         (Please Print Name and Address)

and, if said number of shares shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant certificate for the balance of said shares purchasable under the said Warrant be registered in the name of the undersigned holder or its nominee as below indicated and delivered to the address stated below:

         Dated:  ____________, ____

         Name of holder or
           Nominee (Please Print):
                                  -------------------------------------
         Address:
                 ---------------------------------------------------------------

         Signature:
                   --------------------------------------

         Signature Guaranteed:

                  (To be signed only upon assignment of Warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          (Name and Address of Assignee must be Printed or Typewritten)

the within warrant, hereby irrevocably constituting and appointing _____________________ Attorney to transfer said warrant on the books of Denali Incorporated with full power of substitution in the premises.

Dated:  ____________, ____



                 -----------------------------------------------
                         Signature of Registered Holder


Signature Guaranteed:

                                                                     EXHIBIT 1.3

                               GUARANTEE AGREEMENT
                                 (Subordinated)

                  GUARANTEE AGREEMENT dated as of _____________, ___ made by ________________________, a _________________ corporation (the "GUARANTOR"), in favor of the holders from time to time of the Notes referred to below (collectively the "OBLIGEES").

                  WHEREAS, Denali Incorporated ("DENALI" or "COMPANY" ), a Delaware corporation, has entered into a Note and Warrant Purchase Agreement dated as of June 30, 1999 (as amended or otherwise modified from time to time, the "NOTE AND WARRANT PURCHASE AGREEMENT" and terms defined therein and not otherwise defined herein are being used herein as so defined) with the purchasers named therein, pursuant to which the Company proposes to issue and sell to such purchasers its 12% Senior Subordinated Notes due 2006 (collectively the "NOTES")in an aggregate original principal amount of $15,000,000;

                  WHEREAS, it is a [condition precedent to the purchase of the Notes by such purchasers under/requirement of] the Note and Warrant Purchase Agreement that the Guarantor shall execute and deliver this Guarantee Agreement;

                  NOW, THEREFORE, in consideration of the premises the Guarantor hereby agrees as follows:

                  SECTION 1. Guarantee. The Guarantor unconditionally and irrevocably guarantees, as primary obligor and not merely as surety,

                  A. the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Company arising under the Notes and the Note Agreement, including all extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest (including without limitation interest on any overdue principal, premium and interest at the rate specified in the Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 et seq.), prepayment premium, fees, expenses, indemnification or otherwise, and

                  B. the due and punctual performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed under the Notes and the Note and Warrant Purchase Agreement;

                  C. (all such obligations are called the "GUARANTEED OBLIGATIONS"); provided that the aggregate liability of the Guarantor hereunder in respect of the Guaranteed Obligations shall not exceed at any time the lesser of (1) the amount of the Guaranteed Obligations and
         (2) the maximum amount for which the Guarantor is liable under this Guarantee Agreement without such liability being deemed a fraudulent transfer under applicable Debtor Relief Laws (as hereinafter defined), as determined by a court of competent jurisdiction. As used herein, the term "DEBTOR RELIEF LAWS" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

                  The Guarantor also agrees to pay, in addition to the amount stated above, any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by any Obligee in enforcing any rights under this Guarantee Agreement or in connection with any amendment of this Guarantee Agreement.

                  Without limiting the generality of the foregoing, this Guarantee Agreement guarantees, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by any other Person to any Obligee but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Person.

                  SECTION 2. Guarantee Absolute. The obligations of the Guarantor under Section 1 of this Guarantee Agreement constitute a present and continuing guaranty of payment and not of collectability and the Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes and the Note and Warrant Purchase Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Obligee with respect thereto. The obligations of the Guarantor under this Guarantee Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee Agreement, irrespective of whether any action is brought against the Company or any other Person liable for the Guaranteed Obligations or whether the Company or any other such Person is joined in any such action or actions. The liability of the Guarantor under this Guarantee Agreement shall be primary, absolute, irrevocable, and unconditional irrespective of:

                  A. any lack of validity or enforceability of any Guaranteed Obligation, any Note, the Note and Warrant Purchase Agreement or any agreement or instrument relating thereto;

                  B. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Note, the Note and Warrant Purchase Agreement or this Guarantee Agreement;

                  C. any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure by the Guarantor or other Person liable, or any other guarantee, for all or any of the Guaranteed Obligations;

                  D. any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Company or any other Subsidiary;

                  E. any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of the Company or any other Subsidiary; or

                  F. any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense, offset or counterclaim available to, or a discharge of, the Company or the Guarantor.

                  This Guarantee Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Obligee, or any other Person upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                  SECTION 3. Waivers. The Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

                  A. promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee Agreement;

                  B. any requirement that any Obligee or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral;

                  C. any defense, offset or counterclaim arising by reason of any claim or defense based upon any action by any Obligee;

                  D. any duty on the part of any Obligee to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of any Person and its assets now known or hereafter known by such Obligee; and

                  E. any rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Company or the Guarantor or any other Person.

                  SECTION 4. Waiver of Subrogation and Contribution. The Guarantor shall not assert, enforce, or otherwise exercise (A) any right of subrogation to any of the rights, remedies, powers, privileges or liens of any Obligee or any other beneficiary against the Company or any other obligor on the Guaranteed Obligations or any collateral or other security, or (B) any right of recourse, reimbursement, contribution, indemnification, or similar right against the Company, and the Guarantor hereby waives any and all of the foregoing rights, remedies, powers, privileges and the benefit of, and any right to participate in, any collateral or other security given to any Obligee or any other beneficiary to secure payment of the Guaranteed Obligations, until such time as the Guaranteed Obligations have been paid in full.

                  SECTION 5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  A. The Guarantor is a corporation, limited liability company or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. The execution, delivery and performance of this Guarantee Agreement have been duly authorized by all necessary action on the part of the Guarantor.

                  B. Except as has been specifically waived, the execution, delivery and performance by the Guarantor of this Guarantee Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any Subsidiary of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws or other governing documents, or any other material agreement or instrument to which the Guarantor or any Subsidiary of the Guarantor is bound or by which the Guarantor or any Subsidiary of the Guarantor or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any Subsidiary of the

         Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any Subsidiary of the Guarantor.

                  C. The Guarantor and the Company are members of the same consolidated group of companies and are engaged in related businesses and the Guarantor will derive substantial direct and indirect benefit from the execution and delivery of this Guarantee Agreement.

                  SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Guarantee Agreement and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Majority Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all Obligees, (i) limit the liability of or release the Guarantor hereunder, (ii) postpone any date fixed for, or change the amount of, any payment hereunder or (iii) change the percentage of Notes the holders of which are, or the number of Obligees, required to take any action hereunder.

                  SECTION 7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and (A) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (B) by registered or certified mail with return receipt requested (postage prepaid), or (C) by a recognized overnight delivery service (with charges prepaid). Such notice if sent to the Guarantor shall be addressed to it at the address of the Guarantor provided below its name on the signature page of this Guarantee Agreement or at such other address as the Guarantor may hereafter designate by notice to each holder of Notes, or if sent to any holder of Notes, shall be addressed to it as set forth in the Note and Warrant Purchase Agreement. Any notice or other communication herein provided to be given to the holders of all outstanding Notes shall be deemed to have been duly given if sent as aforesaid to each of the registered holders of the Notes at the time outstanding at the address for such purpose of such holder as it appears on the Note register maintained by the Company in accordance with the provisions of Section 13.1 of the Note and Warrant Purchase Agreement. Notices under this Section 7 will be deemed given only when actually received.

                  SECTION 8. No Waiver; Remedies. No failure on the part of any Obligee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.  Subordination.

                  9.1. Subordination to Superior Indebtedness. Notwithstanding any provision of this Guarantee Agreement or the Guaranteed Obligations to the contrary, payments of the principal of and premium, if any, and interest on the Guaranteed Obligations shall be subordinate and junior in right of payment to the prior payment in full of all Superior Indebtedness of the Guarantor, whether now owed or hereafter incurred, to the extent and in the manner provided in this Section.

                  "SUPERIOR INDEBTEDNESS" means any and all Indebtedness, liabilities and obligations of the Guarantor which are not expressed to be junior or subordinate in right of payment to any other Indebtedness of the Guarantor, whether owed individually or jointly, absolute or contingent, direct or indirect, joint, several or independent, to the Senior Creditors, including all principal, interest, fees, reimbursement expenses, indemnification liabilities, interest rate hedging obligations, or any other form of liability, and shall include any such interest, fees, reimbursement expenses, indemnification liabilities or other form of liability arising after the commencement of a bankruptcy or insolvency proceeding involving the Guarantor, whether or not allowed as a claim in such proceeding, and shall also include any extensions, renewals, refinancings or refundings thereof and any increases thereof, with respect to each such Indebtedness, in an aggregate amount not to exceed $3,500,000; provided, however, that to the extent that any such extension, renewal, refinancing, or refunding (other than the $3,500,000 aggregate increase referred to in the definition) causes or constitutes any breach of Section 10.1, such amount of Indebtedness shall not be deemed to be Superior Indebtedness.

                  9.2. Effects of Defaults in Respect of Superior Indebtedness. If (a) any principal, interest or other amount owing under the Superior Indebtedness is not paid when due or is not paid on or before the maturity thereof, (b) a bankruptcy filing is made by or against the Guarantor, or (c) there occurs any actual acceleration of any Superior Indebtedness by any Senior Creditor (any of (a), (b) or (c) being referred to as a "BLOCKAGE EVENT") then, unless and until such Blockage Event shall have been cured or waived to the satisfaction of the Senior Creditors holding the affected Superior Indebtedness, in their sole discretion, or unless and until the affected Superior Indebtedness shall be paid in full, no payments of any principal, interest, premium or any other kind (other than payments in kind permitted by the Notes in respect of a portion of accrued interest thereon), shall be made on the Guaranteed Obligations.

                  Following any event of default caused by the default in the observance or performance of any agreement contained in Section 10 of the Senior Credit Agreement (Negative Covenants) in respect of Superior Indebtedness (a "SENIOR DEFAULT") other than a Blockage Event (a "TRIGGERING EVENT"), and notice thereof by or on behalf of the Senior Creditors to the holders of the Guaranteed Obligations, no payments of any kind, principal, interest, premium or any other kind, may be made on the Guaranteed Obligations for a period of 180 days or, if earlier, the date on which such Senior Default is cured to the satisfaction of the affected Senior Creditors or waived by the affected Senior Creditors.

                  In addition, following any Blockage Event or Triggering Event and notice thereof by or on behalf the Senior Creditors to the holders of the Guaranteed Obligations, the holders of the Guaranteed Obligations will not ask for, sue for, take, demand, set-off or in any other manner, direct or indirect, attempt to enforce any right or collect any payment or distribution on account of the Guaranteed Obligations, nor present any Note for payment for a 120 day period following such notice (the "STANDSTILL PERIOD"). The Standstill Period shall end on the earlier of (i) 120 days after the receipt of such notice and
(ii) the cure of such Blockage Event to the satisfaction of the affected Senior Creditors or the waiver thereof by such Senior Creditors or the cure of such Triggering Event to the satisfaction of the Senior Creditors or the waiver thereof by the Senior Creditors. Upon the ending of the Standstill Period, the holders of the Guaranteed Obligations may exercise the remedies available to them under this Guarantee Agreement and the Guaranteed Obligations, provided that any money, property, collateral or any proceeds thereof received by any holder of a Note, directly or indirectly, during such Standstill Period or while any Blockage Event remains uncured or unwaived (before or after the giving of notice thereof) shall be paid over to the Senior Creditors.

                  After the expiration of a Triggering Event or the termination of a Blockage Event, any regularly scheduled interest or principal payment on account of the Guaranteed Obligations not made when due as a result thereof may be made, together with any accrued and unpaid interest with respect to such overdue payment, provided that such payment shall not result in a separate Triggering Event or Blockage Event.

                  Not more than one notice with regard to a Triggering Event may be given by the Senior Creditors to the holders of the Guaranteed Obligations in any one calendar year, and no subsequent notice with regard to a Triggering Event may be sent on the basis of the same Senior Default that is specified in any prior notice.

                  During any Standstill Period, no holder of a Note may commence any action or proceeding against the Guarantor to recover all or any part of the Guaranteed Obligations or join with any other creditor, unless the Senior Creditors shall also, in their sole and absolute discretion, agree to join in bringing any proceedings against the Guarantor under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government unless and until all Superior Debt shall be finally paid in full in cash; provided, however, that, if the Senior Creditors shall, during the Standstill Period, accelerate their Superior Indebtedness or exercise or begin to exercise their rights with respect to any collateral therefor, the Majority Holders shall immediately have the right to accelerate the Guaranteed Obligations and otherwise exercise their remedies under this Guarantee Agreement and the Guaranteed Obligations, to the extent permitted hereunder, notwithstanding such Standstill Period.

                  9.3. Insolvency, etc. (a) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Guarantor or to its creditors, as such, or to the property of the Guarantor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Guarantor, whether or not involving insolvency or bankruptcy, then the holders of the Superior Indebtedness shall be entitled to receive payment in full of any obligations with respect to the Superior Indebtedness. To that end any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the obligations evidenced by the Guaranteed Obligations (except (i) a distribution of securities which are subordinate and junior (to at least the same extent as the Guaranteed Obligations) in right of payment to the payment of all obligations with respect to the Superior Indebtedness then outstanding or (ii) any payment or distribution to the holders of the Guaranteed Obligations which is authorized by an order or decree (from which no appeal may be taken), which order or decree gives effect to these subordination provisions) shall be paid or delivered by the Guarantor (or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution), or by any holder of a Note, if received by it, first, to the holders of the Superior Indebtedness, pro rata, for application in payment of the obligations with respect thereto, to the extent necessary to pay all obligations with respect to the Superior Indebtedness in full, after giving effect to any concurrent payment or distribution to the holders of the Superior Indebtedness, before any such payment or distribution shall be made to or retained by any holder of a Note.

         (b) Following the occurrence and during the continuation of any event or circumstance described in Section 9.3(a), if within ten (10) days of the applicable bar date, one or more of the holder(s) of Notes shall fail to file a proof of claim, the Senior Creditors shall have the right, but not the obligation (but without creating any duty or liability, except in the case of gross negligence or willful misconduct by the Senior Creditors, to the holders of Notes), to file a proof of claim for or collect the claim of such holder of Notes (to be applied as set forth in Section 9.3(a)) directly from the receiver, trustee, custodian, liquidator or representative of the Company's estate in such proceedings. In the event that the Senior Creditors acquire the right to file a proof of claim pursuant to this Section 9.3(b), the Company and the holders of the Note shall promptly furnish all assignments, powers or other documents reasonably requested by the Senior Creditors to facilitate the filing of such proof(s) of claim by the Senior Creditors.

                  9.4. Turnover of Certain Payments. To the extent that the holder of any Note receives any payment in violation of the subordination provisions contained in this Section 9, such holder (by the acceptance of such Note) agrees to hold such payments in trust and promptly to pay such amounts to the holders of the Superior Indebtedness. As used herein, the term "payment" shall include any distribution of assets or any lien, deposit, set-off, or recoupment of any kind for the benefit of the holder of the Guaranteed Obligations made from the assets of the Guarantor.

                  9.5. No Impairment. Nothing contained herein shall impair, as between the Guarantor and the holder of any Note, the obligation of the Guarantor to pay to the holder thereof the principal thereof and prepayment premium, if any, and interest thereon as and when the same shall become due and payable in accordance with the terms of such Note and this Guarantee Agreement, or, except as provided herein, prevent the holder of any Note from exercising all rights, powers and remedies otherwise permitted by applicable law or thereunder upon the happening of a Senior Default under the Note And Warrant Purchase Agreement, all subject to the rights of the holders of Superior Indebtedness as provided in this Section 9 to receive cash, securities or other property otherwise payable or deliverable to the holders of the Guaranteed Obligations directly or indirectly by the Guarantor from any source whatsoever.

                  9.6. Payment of Superior Indebtedness, Subrogation, etc. Upon the payment in full of all Superior Indebtedness of the Guarantor, the holders of the Guaranteed Obligations shall be subrogated to all rights of the holders of such Superior Indebtedness to receive any further payments or distributions applicable to such Superior Indebtedness until the Guaranteed Obligations shall have been paid in full, and, for the purposes of such subrogation, no payment or distribution received by the holders of such Superior Indebtedness of cash, securities, or other property to which the holders of the Guaranteed Obligations would have been entitled except for this Section 9 shall, as between the Guarantor and its creditors other than the holders of Superior Indebtedness, on the one hand, and the holders of the Guaranteed Obligations, on the other hand, be deemed to be a payment or distribution by the Guarantor on account of Superior Indebtedness.

                  9.7 Rescission, Amendment, etc. Each holder of a Note consents that, without the necessity of any reservation of rights against any holder of a Note, and without notice to or further assent by any holder of a Note:

                  (i) any demand for payment of any Superior Indebtedness made by any Senior Creditor may be rescinded in whole or in part by such Senior Creditor, and any obligations under the Superior Indebtedness may be continued, and the Superior Indebtedness, or the liability of the Company or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Company or any other party under the Superior Indebtedness or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by any Senior Creditor; and

                  (ii) any Superior Indebtedness may be amended, modified, supplemented or terminated, in whole or in part, as any Senior Creditor may deem advisable from time to time, and any collateral security at any time held by any of the Senior Creditors for the payment of any of the Superior Indebtedness may be sold, exchanged, waived, surrendered or released;

in each case all without notice to or further assent by any holder of a Note, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, subject always to the proviso contained in the definition of Superior Indebtedness.

                  SECTION 10. Continuing Guarantee. This Guarantee Agreement is a continuing guarantee of payment and performance and shall (A) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guarantee Agreement, (B) be binding upon the Guarantor, its successors and assigns and (C) inure to the benefit of and be enforceable by the Obligees and their successors, transferees and assigns.

                  SECTION 11. Jurisdiction and Process; Waiver of Jury Trial. The Guarantor irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guarantee Agreement. To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  The Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in this Section by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Guarantor at its address specified in Section 7 or at such other address of which you shall then have been notified pursuant to said Section. The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to the Guarantor. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any recognized courier or overnight delivery service.

                  Nothing in this Section 11 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

                  THE GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTEE AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

                  SECTION 12. Governing Law. This Guarantee Agreement shall be construed and enforced in accordance with, and the rights of the Guarantor and the Obligees shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                  IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

                                       [GUARANTOR]


                                       By
                                         -------------------------
                                       Title:
                                       Address:
                                       Attention:
                                       Telephone:
                                       Telecopy:

                                                                    EXHIBIT 4.4A

GARDERE WYNNE SEWELL & RIGGS L.L.P.


June 30, 1999



To each of the Purchasers whose name appears in the Acceptance Forms to the within-mentioned
Note and Warrant Purchase Agreement

Re:            Denali Incorporated 12% Senior Subordinated Notes and Warrants

Ladies and Gentlemen:

         We have acted as special counsel to Denali Incorporated, a Delaware corporation ("Denali"), Ershigs, Inc., a Washington corporation ("Ershigs"), SEFCO, Inc., an Oklahoma corporation ("SEFCO"), Specialty Solutions, Inc., a Delaware corporation ("SSI"), Containment Solutions, Inc., a Delaware corporation ("CSI"), Containment Solutions Services, Inc., a Delaware corporation ("CSSI"), Denali Holdings Management, L.L.C., a Nevada limited liability company ("DHM"), Fibercast Company, an Oklahoma corporation ("FC"), Denali Management, Inc., a Delaware corporation ("DMI"), Denali Operating Management, Ltd., a Texas limited partnership ("DOM"), Plasti-Fab, Inc., a Delaware corporation ("Plasti-Fab"), Belco Manufacturing Company, Inc. ("Belco"), and Instrumentation Solutions, Inc., a Delaware corporation ("ISI") (Ershigs, SEFCO, SSI, CSI, CSSI, DHM, FC, DMI, DOM, Plasti-Fab, Belco, and ISI are sometimes collectively referred to herein as the "Domestic Subsidiaries", and Denali and Domestic Subsidiaries are sometimes collectively referred to herein as the "Denali Parties"). We are furnishing the opinion set forth below to you at the request of the Denali Parties in compliance with Section 4.4 of the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of June 30, 1999, between Denali and the several Purchasers named therein. Terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

         In rendering the opinions set forth below, we have examined copies of the documents listed in Schedule I attached hereto (the "Transaction Documents"). We have also examined the originals or copies, certified or otherwise identified to our satisfaction, of such documents and records of the Denali Parties as we have deemed necessary in order to deliver this opinion. We have also reviewed such other documents as we have deemed relevant to this opinion and have discussed such matters as we have deemed relevant to this opinion with the officers of the Denali Parties and, with respect to certain factual matters involving the Denali Parties, we have relied on (a) the truthfulness, accuracy and completeness of all representations and warranties of the Denali Parties contained in the Transaction Documents to which each is a party, (b) the statements made in the opinion of Cathy L. Smith, General Counsel of Denali, addressed to each of you, dated of even date herewith, and
(c) an Officer's Certificate from R. Kevin Andrews ("Andrews"), Chief Financial Officer of Denali (the "Officer's Certificate"), of even date herewith which is attached hereto as Exhibit A as to the matters addressed therein. We have not conducted independent investigations or inquiries to determine the existence of matters, actions, proceedings, items, documents, facts, judgments, decrees, franchises, certificates, permits or the like, and we have made no independent search of the records of any court, arbitrator or governmental authority affecting any of the Denali Parties and no inference as to our knowledge thereof shall be drawn from the fact of our representation of any party or otherwise. Further, with respect to the legal opinion described in clause (b) above, we have relied upon and assumed the accuracy of the opinions stated therein.

         In rendering this opinion, we have assumed:

                  (i) the legal capacity of all individuals to execute all documents in their individual capacities;

                  (ii) the genuineness of the signatures appearing on all documents other than the Denali Parties;

                  (iii) the authenticity of all documents submitted to us as originals;

                  (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies;

                  (v) the correctness and accuracy of all facts set forth in all certificates, reports and discussions identified in this opinion;

                  (vi) the due authorization, execution, and delivery of all of the Transaction Documents by the parties thereto other than the Denali Parties;

                  (vii) the Transaction Documents are legal, valid, and binding obligations of all parties thereto other than the Denali Parties;

                  (viii) no party to the transactions contemplated by the Transaction Documents has fraudulently induced any other party to become a party to such transactions and no facts exist which would make available defenses of mutual mistake, concealment, undue influence, duress, or criminal activity; and

                  (ix) there are no other documents or instruments or oral or written agreements between the parties to the transactions contemplated by the Transaction Documents, or any two or more of such parties, that pertain to the subject matter of this opinion that are not in the Transaction Documents and the various other closing documents and certificates executed and/or delivered in connection with the Transaction Documents.

In basing the opinions set forth herein on matters "to our knowledge" or words of similar import, such words signify that, in the course of our employment by Denali and Domestic Subsidiaries, no information has come to our attention that would give us actual knowledge that any such opinions are not accurate.

Except as otherwise stated herein, no attorney in our firm which has worked on the transaction described in the Purchase Agreement has undertaken any independent investigation or verification of such matters.

Based on the foregoing and subject to the other limitations, assumptions, and qualifications set forth below, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

         1. Each of Denali and Domestic Subsidiaries has duly executed and delivered the Transaction Documents to which it is a party.

         2. The Transaction Documents to which Denali or any Domestic Subsidiary is a party, constitute legal, valid and binding obligations of Denali and each Domestic Subsidiary, enforceable in accordance with their respective terms.

         3. No consent, approval or authorization of, or declaration, registration or filing with, any Governmental Authority is required to be obtained or made for validity of the execution, delivery or performance by Denali or any Domestic Subsidiary of any of the Transaction Documents to which they are a party.

         4. There is no material agreement to which Denali or any Domestic Subsidiary is a party, which would be contravened by the execution, delivery, or performance of the Transaction Documents, except as has been waived or consented to.

         5. It is not necessary in connection with the offering, sale and delivery of any of the Transaction Documents, under the circumstances contemplated under the Purchase Agreement, to register any Transaction Document under the Securities Act or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

         6. None of the Denali Parties is (a) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935. None of the Denali Parties is subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

         7. None of the transactions contemplated by the Purchase Agreement (including without limitation the use of the proceeds from the sale of the Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including without limitation Regulations T, U and X of the Board of Governors of the Federal Reserve System (12 C.F.R., Part 220, Part 221 and Part 224, respectively).

All opinions expressed herein are qualified in their entirety by the following:

         a. The opinions expressed herein are qualified to the extent the validity, binding nature, and enforceability of the Transaction Documents are limited or otherwise affected by:

         (i) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), including, without limitation, the availability of specific performance, the appointment of a receiver, concepts of materiality, reasonableness, good faith and fair dealing or any other equitable remedy;

         (ii) bankruptcy, insolvency, reorganization, rearrangement, moratorium, fraudulent or other conveyance laws, and similar laws generally affecting creditors' and secured parties' rights at the time in effect;

         (iii) the rights of the United States under the Federal Tax Lien Act of 1966, as amended;

         (iv) other applicable statutory or case law which may impair the enforceability of certain of the remedial, waiver, and other provisions of the Transaction Documents, including without limitation, the waiver of certain subrogation rights, but which do not make the remedies and procedures set forth in the Transaction Documents, as a whole, inadequate for the realization of the substantive benefits intended to be available to each of you under the Transaction Documents, except to the extent of any economic consequences of any delay which may result therefrom or as otherwise provided in this letter; and

         (v) to the extent to which the enforceability of any indemnity provisions contained in the Transaction Documents may be limited or rendered unenforceable by applicable public policy as it relates to the attempt therein to exculpate a party for any losses attributable to that party's own negligence or intentional misconduct.

         b. We express no opinion as to the due execution and enforceability of any of the Transaction Documents delivered from time to time by any Subsidiary of Denali, other than the Domestic Subsidiaries (all such other Subsidiaries of Denali shall be referred to herein as "Foreign Subsidiaries") or of the enforceability of any provisions in any Transaction Documents against or in connection with any Foreign Subsidiary. We express no opinion whatsoever, regarding any Foreign Subsidiary, including whether any such Foreign Subsidiary may be a Domestic Subsidiary under the Transaction Documents. We express no opinion as to the priority or perfection of the liens and security interests granted in the Pledge Agreement, and we express no opinion concerning the enforceability of any provision in the Pledge Agreement not governed by the laws of Texas or the corporate laws of Delaware.

         c. We have assumed that the holders of the Notes (whether the Purchasers or any subsequent holder thereof) will act in good faith and will seek to enforce their rights and remedies under the Transaction Documents in a lawful and reasonable manner.

         d. We express no opinion concerning the enforceability of any provisions contained in any of the Transaction Documents which (i) purport to restrict access to legal or equitable remedies; (ii) purport to establish evidentiary standards for suit or proceedings to enforce the Transaction Documents or evidentiary standards relating to the powers granted to the holders of the Notes thereunder; and (iii) relate to subrogation rights, delay or omissions of enforcement of remedies, election of remedies, waiver of defenses, waiver of notices, indemnity, severance, marshaling of assets or sales in the inverse order of alienation.

         e. We express no opinion concerning the applicability or effect of, or compliance with, usury laws or the enforceability of usury savings clauses.

         f. We express no opinion concerning the enforceability of any provisions relating to the waiver of a right to jury trial or forum selection and consent to jurisdiction.

         g. We are of the opinion that the transaction evidenced by the Transaction Documents constitutes a "qualified transaction" under Section 35.51 of the Texas Business and Commerce Code and that such transaction "bear(s) a reasonable relation" to Texas. Although we are unaware of any reported decisions interpreting Section 35.51, we are of the opinion that Section 35.51(b) reflects the intent of the legislature to permit the parties to a qualified transaction to choose which law governs the interpretation and construction of their agreement, regardless of whether to do so would otherwise violate or be contrary to a fundamental or public policy of Texas.

We express no opinion as to any matters other than as expressly set forth above, and no opinion is to be implied or inferred herefrom, and specifically, we express no opinion as to (i) the financial ability of any of the Denali Parties to meet its respective obligations under the Transaction Documents; (ii) the truthfulness or accuracy of any applications, reports, plans, documents, financial statements or other facts furnished to you by any of the Denali Parties or any other Person in conjunction with the Transaction Documents; or
(iii) the truthfulness or accuracy of any statements of fact made by any of the Denali Parties in the Transaction Documents or any other documents described herein, except to the extent that such matters are expressly addressed herein.

Our engagement by the Denali Parties is limited to the specific matters set forth herein, and the Denali Parties in some instances use other legal counsel for other matters. Accordingly, there may exist matters of a legal and/or factual nature which are not addressed by this opinion and with respect to which we have not been consulted.

Inasmuch as you had independent counsel in connection with the transactions relating to the Transaction Documents, the opinions expressed herein are subject to the correctness of our understanding that neither you nor any of the individual lawyers who have worked on these transactions as counsel on your behalf have any actual knowledge of any facts or circumstances upon which you or any such individual lawyers have formed a conclusion which is contrary to any opinions expressed herein.

While certain members of this firm are admitted to practice in other states, we have not examined the laws of any state other than Texas and the corporate laws of the State of Delaware or consulted with members of this firm who are admitted in other jurisdictions for the purposes of the foregoing opinions except for examining the applicable federal laws of the United States of America. No opinion is expressed concerning the enforceability of the Transaction Documents under the laws of any other State and this opinion is so limited.

                  [remainder of page intentionally left blank]

This opinion is being furnished solely for your benefit, and for the benefit of other institutional investor holders from time to time of the Notes purchased by you today, in connection with the Closing held today of the transactions contemplated by the Transaction Documents, and may not be relied upon by any other person for any purpose without my prior written consent. Further, this opinion is rendered as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any changes in, or any new developments which might affect, any matters or opinions set forth herein.

                                       Very truly yours,

                                       GARDERE WYNNE SEWELL & RIGGS, L.L.P.



                                       By:   /s/ WAYNE A. YAFFEE
                                             -------------------
                                             Wayne A. Yaffee



Attachments:  Schedule 1: Transaction Documents
              Exhibit A:  Officer's Certificate

                                    EXHIBIT A
                              OFFICER'S CERTIFICATE



         The undersigned, R. Kevin Andrews, Chief Financial Officer of Denali Incorporated ("Denali"), hereby certifies to Gardere Wynne Sewell & Riggs, L.L.P. after due inquiry that the following information is accurate and complete, and Gardere Wynne Sewell & Riggs L.L.P. may rely on this certification in rendering its opinion to be delivered on behalf of Denali in connection with the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of June 30, 1999, among Denali Incorporated, a Delaware corporation ("Denali"), and the several Purchasers identified therein ("Purchasers"), (all documents to be executed in connection with the Purchase Agreement are collectively referred to herein as the "Transaction Documents"). Capitalized terms used herein without definition have the meanings ascribed thereto in the Purchase Agreement.

A. There is no (i) action, suit, investigation or proceeding pending or threatened in writing against Denali or any Domestic Subsidiary (as defined in the Opinion Letter delivered in conjunction with this Officer's Certificate) or the assets of any of them before any court, administrative agency, governmental authority or arbitrator, and (ii) there is no outstanding judgment, order, writ, injunction or decree against or affecting Denali or any Domestic Subsidiary or their assets.

B. There is no material agreement to which Denali or any of the Domestic Subsidiaries is a party, which would be contravened by the execution, delivery, or performance of the Transaction Documents.

C. Each of Denali and the Domestic Subsidiary is primarily engaged, directly or through wholly owned subsidiaries, in a business other than that of investing, reinvesting, owning, holding or trading in securities, and none of Denali, nor any Domestic Subsidiary nor any Person controlling Denali or any Domestic Subsidiary is or is required to be registered as an investment company under the Investment Company Act of 1940, as amended. Neither Denali nor any of the Domestic Subsidiaries is a "holding company" as defined in, or otherwise subject to regulation under, the Public Utility Holding Company Act of 1935. Neither Denali nor any of the Domestic Subsidiaries is subject to regulation under any Federal or state statute or regulation which limits its ability to incur indebtedness.

         Executed as of the 30th day of June, 1999.


                                                   /s/ R. KEVIN ANDREWS
                                                   --------------------------
                                                   R. Kevin Andrews
                                                   Chief Financial Officer of
                                                   Denali Incorporated

                               DENALI INCORPORATED
                              OFFICER'S CERTIFICATE


         The undersigned, being the duly elected, qualified and acting Chief Financial Officer of Denali Incorporated, a Delaware corporation (the "Company"), hereby certifies the following facts in connection with a rendering of a legal opinion by Gardere Wynne Sewell & Riggs, L.L.P. in connection with the purchase and sale of up to $15 million in aggregate principal amount of the 12% Senior Subordinated Notes due 2006 of Denali (the "Senior Subordinated Notes") and warrants to purchase 534,873 shares of the common stock, $0.01 par value per share of Denali (the "Warrants") pursuant to that certain Note and Warrant Purchase Agreement dated June 30, 1999 (the "Agreement").

1. In connection with the sale of the Senior Subordinated Notes and the Warrants by the Company pursuant to the Agreement, the Company has made available to each purchaser thereof at a reasonable time prior to such sale the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Senior Subordinated Notes and the Warrants.

2. Neither the Company nor any person acting on its behalf has made any offer to sell or sold any of the Senior Subordinated Notes or the Warrants by any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio.

         IN WITNESS WHEREOF, this Certificate has been executed to be effective as of June 30, 1999 by R. Kevin Andrews, Chief Financial Officer of the Company.



                                                     /s/ R. KEVIN ANDREWS
                                                     -----------------------
                                                     R. Kevin Andrews

                                                                 EXHIBIT 4.4(a)

DENALI INCORPORATED


June 30, 1999



To each of the Purchasers whose name appears in the Acceptance Forms to the within-mentioned
Note and Warrant Purchase Agreement

Re:      Denali Incorporated 12% Senior Subordinated Notes and Warrants


Ladies and Gentlemen:

         I am the General Counsel of Denali Incorporated, a Delaware corporation ("Denali"), Specialty Solutions, Inc., a Delaware corporation ("SSI"), Containment Solutions, Inc., a Delaware corporation ("CSI"), Ershigs, Inc., a Washington corporation ("Ershigs"), SEFCO, Inc., an Oklahoma corporation ("Sefco"), Containment Solutions Services, Inc., a Delaware corporation ("CSSI"), Denali Holdings Management, L.L.C., a Nevada limited liability company ("DHM"), Fibercast Company, an Oklahoma corporation ("FC"), Denali Management, Inc., a Delaware corporation ("DMI"), Denali Operating Management, Ltd., a Texas limited partnership ("DOM"), Plasti-Fab, Inc., a Delaware corporation ("Plasti-Fab"), Belco Manufacturing Company, Inc. ("Belco"), and Instrumentation Solutions, Inc., a Delaware corporation ("ISI") (SSI, Ershigs, Sefco, CSI, CSSI, DHM, FC, DMI, DOM, Plasti-Fab, Belco, and ISI, are sometimes collectively referred to herein as the "Domestic Subsidiaries"; and Denali and Domestic Subsidiaries are sometimes collectively referred to herein as the "Denali Parties"). I am furnishing the opinion set forth below to you in compliance with
Section 4.4 of the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated of even date herewith, between Denali and the several Purchasers named therein. Terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

         In rendering the opinions set forth below, I have examined copies of the documents listed in Schedule I attached hereto (the "Transaction Documents"). I have also examined originals, or copies certified or otherwise identified, of the certificates or articles of incorporation and bylaws or other applicable organizational documents, each as amended to date, of Denali and each Subsidiary Guarantor, corporate records of Denali and the Domestic Subsidiaries, including minute books of Denali and the Domestic Subsidiaries, certificates of public officials and of representatives of Denali and the Domestic Subsidiaries, statutes and other instruments and documents as a basis for the opinions hereinafter expressed.

         On the basis of the assumptions, and subject to the limitations and qualifications hereinafter set forth, I am of the opinion that:

         1. Denali is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation in every other jurisdiction in which the ownership of its property or the conduct of its business requires such licensing and qualification (except to the extent that the failure to be so qualified could not have a Material Adverse Effect).

         2. Each Subsidiary Guarantor is duly organized, validly existing and in good standing under the laws of the state of its organization and is duly qualified and in good standing as a foreign entity in every other jurisdiction in which the ownership of its property or the conduct of its business requires such licensing and qualification (except to the extent that the failure to be so qualified could not, in the aggregate, have a Material Adverse Effect).

         3. Denali and each of the Domestic Subsidiaries have the corporate power and authority to carry on their respective businesses as now being conducted, to execute and deliver the Transaction Documents and to perform their respective obligations thereunder. The transactions contemplated by the Transaction Documents and the execution, delivery of and performance by Denali and by each of the Domestic Subsidiaries of their respective obligations under the Transaction Documents to which they are a party have been duly authorized, executed and delivered and constitute a legal, valid and binding agreement of Denali and each Domestic Subsidiary enforceable against each, in accordance with their respective terms. The officers executing the Transaction Documents on behalf of Denali and on behalf of Domestic Subsidiaries have been duly authorized to execute and deliver such documents.

         4. The execution and delivery of the Transaction Documents, the consummation of the transactions therein contemplated, and the fulfillment of and compliance with the terms, conditions and provisions thereof or of any instruments required thereby, will not conflict with, violate or result in a breach of (a) the Certificate of Incorporation or bylaws of Denali or (b) the Articles or Certificate of Incorporation or bylaws, or other organizational documents of any Subsidiary Guarantor.

         5. Denali has duly authorized and reserved for issuance 534,873 shares of Denali's Common Stock, par value $0.01 per share, for issuance upon exercise of Warrants and when so issued, such shares will be fully paid and non-assessable and not subject to any preemptive rights.

         6. Except for matters disclosed in the Disclosure Documents, there is no action, suit, investigation or proceeding pending or threatened in writing against Denali or any Domestic Subsidiary or the assets of any of them in any court or before any arbitrator of any kind or before any Governmental Authority.

         7. There is no state or federal statute, rule or regulation, or any writ, order or decision of any court, arbitrator or Governmental Authority binding on any of the Denali Parties, or material agreement to which Denali or any Domestic Subsidiary is a party, which would be contravened by the execution, delivery, or performance of the Transaction Documents.

         In making the foregoing opinions, I have relied upon such representations from public officials as I have deemed necessary. I am a member of the Texas and Utah State Bars and the matters herein are limited in all respects to matters of the laws of the States of Texas and Utah, the corporate law of the State of Delaware, and applicable federal law.

         This opinion is being furnished solely for your benefit, and for the benefit of other institutional investor holders from time to time of the Notes purchased by you today, in connection with the Closing held today of the transactions contemplated by the Transaction Documents, and may not be relied upon by any other person for any purpose without my prior written consent. Further, this opinion is rendered as of the date hereof, and I undertake no, and hereby disclaim any, obligation to advise you of any changes in, or any new developments which might affect, any matters or opinions set forth herein.

                                       Sincerely,
                                       Cathy L. Smith,
                                       General Counsel



Attachment: Schedule 1: Transaction Documents

                                                                  EXHIBIT 4.4(A)

VAN GIJZEN ADVOCATEN EN NOTARISSEN

To: Each of the Purchasers whose name appears in the Acceptance Forms to the Note and Warrant Purchase Agreement among the Shareholder and the Pledgees, as Purchaser, dated at June 30, 1999 (the "Note and warrant Purchase Agreement")


CONFIDENTIAL
Amsterdam, July 1, 1999

RE:      DENALI - THE DEED OF PLEDGE,

Ladies and Gentlemen:

We have acted as special Netherlands counsel to Denali Incorporated (the "Shareholder") in connection with the execution and delivery of the Deed of Pledge by the Shareholder concerning the pledge by the Shareholder to the Purchasers of shares in Denali Welna Europe B.V., a limited liability company organised under Netherlands law (the "Company").

In connection with this opinion we have examined the following documents and such other documents as we have considered relevant for the purpose of giving this opinion, including:

a A copy of the executed Deed of Incorporation of the Company, dated May 12, 1999, including the Articles of Association of the Company;

b An extract dated June 30, 1999 with respect to the Company (the "Company Extract") from the Trade Register of the Chamber of Commerce and Industry in Amsterdam (the "Amsterdam Trade Register"), which Company Extract proves to be unchanged in all respects, material for rendering this opinion, as confirmed to us by telephone by the Amsterdam Trade Register on the date hereof;

c        A copy of the shareholders register of the Company (the "Shareholders
         Register")

d A faxed copy of a certificate of an officer of the Shareholder, dated as of June 30, 1999 (the "Shareholder Officer's Certificate") certifying as to the matters set forth herein;

e A copy of the notarial deed of pledge, dated as of July 1, 1999 (the "Deed of Pledge");

Our examination referred to above has been limited to the review of the documents.

In giving this opinion, we have made the following assumptions:

a all documents submitted to us as originals and the signatures and initials thereon are genuine, and all documents submitted to us as photocopies or facsimile copies are in conformity with the originals;

b The Deed of Pledge has been duly executed on behalf of any party other than the Company and the Shareholder, and constitutes the legal, valid and binding obligations of each of the parties thereto (other than the Company and the Shareholder) enforceable against it (other than the Company and the Shareholder) in accordance with its terms, under the laws of the Netherlands;

c The Deed of Pledge, accurately describes and contains the mutual understanding of the parties thereto;

d the Shareholders Register is accurate and complete, all required registrations by the management board of the Company have been registered therein and there are no unregistered pledges on the Shares;

e all terms and conditions set forth in the Deed of Pledge are at arm's length;

f the Company has not been dissolved ("ontbonden"), granted suspension of payments ("surseance van betaling verleend") or declared bankrupt ("failliet verklaard"); it being hereby confirmed that our inquiries with the said Trade Registry and the District Court of Amsterdam have not revealed any information that any such event has occurred with respect to the Company, but it should be noted that his is not conclusive evidence that no such event has occurred, and;

g The Note and Warrant Purchase Agreement is enforceable against the Shareholder in accordance with its terms.

We are an independent partnership consisting of lawyers qualified under the laws of the Netherlands. We have not investigated the laws of any jurisdiction other than the Netherlands - meaning the part of the Kingdom of the Netherlands in Europe - and do not express an opinion on the laws of any jurisdiction other than the Netherlands as it stands and has been interpreted in published case law of the courts of the Netherlands as at the date of this opinion.

We expressly do not represent ourselves to be familiar with the laws of (or any part of) the United States or any other country and have made no independent investigation of the laws of any other jurisdiction as a basis for the opinions hereinafter expressed.

Terms and expressions of law and of legal concepts as used in this opinion have the meaning in this opinion attributed to them under the laws of the Netherlands and this opinion should be read and understood accordingly.

Based solely upon the foregoing and subject to the qualifications, assumptions and limitations set forth herein, as well as to any fact, circumstance, event or document not disclosed to us in the course of our examination referred to above, we are, at the date hereof, of the following opinion:

1. Neither the execution or the delivery of , nor the performance by the Shareholder under the Deed of Pledge with respect to the pledge of the shares of the Company (the "Shares") will (i) contravene any provisions of any law, statute, rule or regulation of the Netherlands or (ii) to the best or our knowledge and based upon the Shareholder Officer's Certificate, contravene any order, judgement, injunction or decree of any court or public authority or governmental agency of the Netherlands binding on the Shareholder.

2. Under Netherlands law of general applicability, no order, consent, approval, license, authorisation or validation of or filings, recording or registration with or exemption by any public authority or governmental agency of the Netherlands or any subdivision thereof will be required to authorise or will be required in connection with the execution, delivery and performance by the Shareholder of the Deed of Pledge.

3. The security interest with respect to the pledge of the Shares contemplated by the Deed of Pledge constitutes a first priority perfected security interest in the Shares, and Purchasers will be entitled to all the priorities and benefits provided for similar perfected security interests under Netherlands law. No filings or recordings, other than the notation of the pledge of the Shares in the Shareholders Register are required in order to perfect the security interest in the Shares.

4. The provisions of the Deed of Pledge concerning the pledge of the Shares comply with Netherlands law, in so far as applicable, and the description in the Deed of Pledge of the Shares pledged thereby is adequate to create the security interest contemplated thereby.

5. Upon the occurrence of an Event of Default (as defined in the Deed of Pledge) the Purchasers will have, subject to the limitations as set forth in the Deed of Pledge and insofar not contravening with the public policy ("ordre public") of the Netherlands, all rights and remedies relating to the Shares a purchaser has under Netherlands law.

6. The Deed of Pledge constitutes the legal, valid and binding obligations of the Shareholder as are evident in this Deed, enforceable against the Shareholder in accordance with the Deed's terms and Dutch law.

Our opinions above are subject to the following qualifications, assumptions, limitations and exceptions:

a This opinion is limited by any applicable bankruptcy, insolvency and other similar law affecting the rights of creditors in general.

b The enforcement of the Deed of Pledge and foreign judgements in the Netherlands will be subject to the rules of civil procedure as applied by the Netherlands courts.

c With respect to the opinion expressed in paragraph 5 above it should be noted that in connection with the enforcement of legal proceedings against the Shareholder in the Netherlands, the Netherlands courts may
         (i) apply rules of Netherlands law in a situation where those rules are mandatory irrespective of the law otherwise applicable to any contract concerned, (ii) give effect to the mandatory rules of the laws of any other country with which the situation adjudicated has a close connection, if and insofar as, under the laws of such country, those rules must be applied whatever the law applicable to the contract concerned, (iii) refuse the application of the law of the State of New Your or any other law as the case may be if such application is manifestly incompatible with the public policy ("ordre public") of the Netherlands and (iv) require that the relevant content of the laws of the State of New York or any other law are duly proved in such proceedings.

This opinion and the matters addressed herein are as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein occurring after the date hereof. This opinion is strictly limited to the matters stated herein and may not be read as extending by implication to any matters not specifically referred to herein. Nothing in this opinion should be taken as expressing an opinion in respect of any representations or warranties, or other information contained in the Deed of Pledge or any other document in connection therewith or with this opinion except as expressly confirmed herein.

This opinion is addressed to an may be relied upon only by the Addressees, other institutional investors holders from time to time of the Notes purchased by you today under the Note and Warrant Purchase Agreement and the Pledgees. Without our prior written consent this opinion letter may not be transmitted to, filed with or relied upon by any other person, firm, company or institution.

This opinion is subject to Netherlands law and a Dutch judge will be solely competent vis a vis Van Gijzen Advocaten en Notarissen to decide any dispute regarding this opinion.

Sincerely yours,

Van Gijzen Advocaten en Notarissen
B.M.M. Weiffenbach                                  A.M. Wiedijk

                                                                  EXHIBIT 4.4(B)

WILLKIE FARR & GALLAGHER

June 30, 1999

Re:      Denali Incorporated
         12% Senior Subordinated Notes due 2006 and Warrants


The Variable Annuity Life Insurance Company
A.G. Investment Advisory Services, Inc.
c/o American General Corporation
2929 Allen Parkway
Houston, TX 77019-2155

Ladies and Gentlemen:

         We have acted as your special counsel in connection with the issuance by Denali Incorporated (the "Company") of its 12% Senior Subordinated Notes due 2006 in an aggregate principal amount of $15,000,000 (the "Notes") and warrants (the "Warrants") evidencing the right to purchase an aggregate of 534,873 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), and the several purchases by you and other purchasers pursuant to the Note and Warrant Purchase Agreement made by you and such other purchasers with the Company under date of June 30, 1999 (the "Purchase Agreement") of Notes in the respective principal amounts and Warrants for the purchase of the respective numbers of shares of Common Stock set forth opposite your names in Schedule A to the Purchase Agreement. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement.

         We have examined such corporate records of the Company, agreements and other instruments, certificates of officers and representatives of the Company, certificates of public officials, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies. As to questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations set forth in the Purchase Agreement and upon certifications by officers or other representatives of the Company. In this connection we note specifically that we have relied, without independent investigation, upon the representations of such other purchasers in Section 6.1 of the Purchase Agreement.

         In addition, we attended the closing held today at our offices at which you and such other purchasers purchased and made payment for Notes in the respective principal amounts and

Warrants to purchase the respective numbers of shares of Common Stock to be purchased by you and them, all in accordance with the Purchase Agreement.

         Based upon the foregoing and having regard for legal considerations that we deem relevant, we render our opinion to you pursuant to Section 4.4(b) of the Purchase Agreement as follows:

         1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Purchase Agreement, the Notes and the Warrants and to perform its obligations thereunder.

         2. The Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         3. The Notes and Warrants being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         4. No consent, approval or authorization of, or declaration, registration or filing with, any New York or Federal Governmental Authority is required to be obtained or made as a condition to the validity of the execution and delivery by the Company of the Purchase Agreement or said Notes or Warrants or for the performance by the Company of its respective obligations under the Purchase Agreement and said Notes and Warrants, except as may be necessary to comply with the registration requirements of Section 11 of the Warrants.

         5. It was not necessary in connection with the offering, sale and delivery of said Notes and Warrants, under the circumstances contemplated by the Purchase Agreement, to register said Notes or Warrants under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

         6. The opinions of even date herewith of Gardere Wynne Sewell & Riggs, LLP, special counsel for the Company, and Cathy L. Smith, Esq., General Counsel of the Company, delivered to you pursuant to Section 4.4(a) of the Purchase Agreement, are satisfactory to us in form and scope with respect to the matters specified therein and we believe that you are justified in relying thereon.

         The opinions expressed above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exception that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         We express no opinion as to Section 22.3 of the Purchase Agreement insofar as said Section relates to (i) the subject matter jurisdiction of a United States Federal District Court sitting in New York to adjudicate any controversy relating to the Purchase Agreement, the Notes or any other document related thereto, (ii) the waiver of inconvenient forum with respect to proceedings in any such United States District Court or (iii) the waiver of the right to jury trial. We also express no opinion as to the indemnities provided for in Section 22.7 of the Purchase Agreement and Section 11.6 of the Warrants, the enforceability of which may be subject to limitations based upon public policy.

         We are members of the bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than Federal laws, the laws of the State of New York and the General Corporation Law of the State of Delaware.

         This opinion is given solely for your benefit and for the benefit of Institutional Investor holders from time to time of the Notes and Warrants purchased by you today, in connection with the closing held today of the transactions contemplated by the Purchase Agreement, and may not be relied upon by any other person for any purpose without our prior written consent.


                                       Very truly yours,
                                       WILKIE FARR & GALLAGHER

                                                                    EXHIBIT 4.14

VAN GIJZEN ADVOCATEN EN NOTARISSEN


         DEED OF PLEDGE

         in: DENALI WELNA EUROPE B.V.


         Deed dated 1 July 1999


Today, the first day of July nineteen hundred and ninety-nine, appeared before me, Jelle Dingeman van der Beek, Candidate Civil Law Notary, of Amsterdam, The Netherlands, hereinafter to be referred to as: "Notary", as deputy of Michel Dick van Waateringe, Civil Law Notary (Notaris) in Amsterdam, The Netherlands:
Irene Catharina Geertruida Steltenpool, Candidate Civil Law Notary, born in Saarbrucken, Germany, on the fourth day of July nineteen hundred and sixty-seven, holder of a valid passport of the Kingdom of The Netherlands, number N11469756, living at Anjeliersstraat 4c, 1015 NH Amsterdam, The Netherlands, unmarried, and not registered nor ever having been registered at the (Dutch) Civil Registry as a partner within the meaning of "registered personal partnerships" as defined in Sections 1:80a through 80e of the Dutch Civil Code, in this matter acting in her capacity as attorney in fact authorized in writing of:

1. DENALI INCORPORATED, a corporation established under the laws of the State of Delaware, United States of America, having its principal place of business at 1360 Post Oak Boulevard, Suite 2250, Houston, Texas 77056-3023, United States of America; hereinafter referred to as the "PLEDGOR";

2.a. THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a corporation organized under the laws of the state of Texas, United States of America, having its place of business at 2929 Allen Parkway, Houston, TX 77019-2155, United States of America;

  b. A.G. INVESTMENT ADVISORY SERVICES, INC., a corporation organized under the laws of the state of Delaware, United States of America, having its place of business at 2929 Allen Parkway, Houston, Texas, TX 77019-2155, United States of America;

  c. EMC EQUITY FUND, L.P., a limited partnership organized under the laws of the state of Texas, United States of America, having its place of business at 711 Louisiana, 33rd floor, Houston, TX 77002-2316, United States of America;

  d. COCKRELL INVESTMENT PARTNERS, L.P., a limited partnership organized under the laws of the state of Texas, United States of America, having its place of business at 1600 Smith, Suite 3900, Houston, TX 77002-7348, United States of America;

  e. Mr Thomas Dudley Simmons Jr., director, born in Winston-Salem, North Carolina on the tenth day of September nineteen hundred and forty-four, residing at 1800 W. Loop South, Houston, TX 77027, married, acting in his capacity of trustee of the SIMMONS FAMILY TRUST, a Texas trust;

  f. Mr Thomas Dudley Simmons Jr. aforementioned, acting in his capacity of trustee of the THOMAS DUDLEY SIMMONS, JR. MARITAL TRUST, a Texas trust;

  g. Mr Thomas Dudley Simmons Jr. aforementioned, acting in his capacity of private person;

  h. Mr JOEL VINCENT STAFF, director, born in San Antonio, Texas, on the eighteenth day of January nineteen hundred and forty-four, residing at 10000 Richmond, Suite 400, Houston, TX 77042, United States of America,

  i. SYMONDS TRUST CO., LTD., a company organized under the laws of the state of Texas, United States of America, and its place of business at 2040 N. Loop West, Suite 200, Houston, TX 77018, United States of America,

  j. Mrs Anne Allen Symonds, trustee, born in Houston, Texas on the eleventh day of November nineteen hundred and forty, residing at 2040 N. Loop West, Houston, TX 77018, United States of America, married, hereby acting in her capacity of trustee of the ANNE ALLEN SYMONDS REVOCABLE TRUST, a Texas trust;

  k. Mr WILLIAM ATTAWAY MONTELEONE, JR., retired Chief Executive Officer, born in New Orleans, Louisiana, on the twentieth day of December nineteen hundred and fifty-one, residing at 3453 Meadow Lake, Houston, TX 77027, United States of America, married;

  l. Mr CARL RICHARD EVERETT, company president, born in Jackson City, Missouri, on the twenty-fifth day of February nineteen hundred and forty-five, residing at 1980 Post Oak Boulevard, Suite 1200, Houston, TX 77056, United States of America, married;

  m. Mr HAROLD FRED LEVINE, retired Financial Officer, born in Kansas City, Missouri, on the twenty-seventh day of September nineteen hundred and thirty-one, residing at 2925 Briarpark, Suite 1160, Houston, TX 77042, United States of America, married;

  n. Mrs Dianne Marie O'Donnel, custodian, born in Baltimore, Maryland, on the twenty-fourth day of July nineteen hundred and fifty-seven, residing at 2713 Burridge Road, Baltimore, MD 21234, United States of America, unmarried, and not registered nor ever having been registered at the (Dutch) Civil Registry as a partner within the meaning of "registered personal partnerships" as defined in Sections 1:80a through 80e of the Dutch Civil Code, of Legg Mason Wood Walker Inc., a company with place of business at 100 Light Street, Baltimore, MD 21202, United States of America, as custodian for and on behalf of the JAY H. GOLDING PROFIT-SHARING PLAN DATED 12/11/89, a Texas profit sharing plan; hereinafter referred to, individually, as a "PLEDGEE" and collectively, as the "PLEDGEES";

3. DENALI WELNA EUROPE B.V., a private company with limited liability established under the laws of the Netherlands, with registered seat in Amsterdam, the Netherlands, and having its principal place of business at Drentestraat 20, 1083 HK Amsterdam, filed with the Trade Register in Amsterdam under number 34115077; hereinafter referred to as the "SUBSIDIARY".

The powers of attorney granted to the appearing person, appear from sixteen private instruments, which are attached hereto. The existence of these powers of attorney has been satisfactorily proved to me, Notary. The appearing person, acting as stated, declared:

WHEREAS:

A. by a Note and Warrant Purchase Agreement dated as of the thirtieth day of June nineteen hundred and ninety-nine, as amended, modified or supplemented from time to time (the "AGREEMENT") made by and among:
         (i)      Denali Incorporated as seller; and
         (ii)     each Pledgee as a party to the Agreement;
         Denali Incorporated has agreed to issue and sell its "12% Senior Subordinated Notes due 2006" (the "NOTES") in an aggregate original principal amount of fifteen million US Dollars (USD 15,000,000) and warrants (the "WARRANTS") to the Pledgees on such terms and conditions set out in the Agreement;

B. it is agreed, as a condition to the subscription and purchase of Notes and Warrants by the Pledgees pursuant to the Agreement, that Denali Incorporated shall provide and continue to provide security to the Pledgees in the form of a pledge over a number of shares, representing sixty-five per cent (65%) of the outstanding capital, on a fully diluted basis, of the Subsidiary; and

C. the Pledgor is the holder of all issued and outstanding shares in the capital of the Subsidiary (forty (40) shares), each share having a nominal value of five hundred Euro (EUR 500);

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.       INTERPRETATION

1.1 Words and expressions defined in the Agreement shall, unless otherwise defined herein or unless the context otherwise requires, have the same meaning when used herein. In this Deed of Pledge (the "DEED OF PLEDGE") the following words and expressions shall have the following meanings:

         "ARTICLES OF ASSOCIATION" means the articles of association (statuten) of the Subsidiary dated as of the twelfth day of May nineteen hundred and ninety nine;

         "EVENT OF DEFAULT" means (1) an Event of Default, as defined in the Agreement, (2) the Pledgor or the Subsidiary shall register or permit any registration to be made for the transfer of any Shares without the prior written consent of the Majority Holders, or (3) the Pledgor or the Subsidiary shall fail otherwise to comply with the terms hereof;

         "COLLATERAL AGENT" means the collateral agent for the holders of the Notes designated by the Majority Holders in accordance with Section 3.2 hereof;

         "FUTURE SHARES" means any and all shares in the capital of the Subsidiary which will be issued after the date of this Deed of Pledge and provide for a continuing pledge over sixty-five per cent (65%) of the voting stock of the Subsidiary;

         "OBLIGATIONS" means (1) the due and punctual payment of (i) all amounts at any time owing by the Pledgor under the Notes and any extensions, renewals or modifications thereof, (ii) all fees and all other amounts owing to the Collateral Agent or the Pledgees by the Pledgor hereunder, under the Agreement, the Notes or any of the Note Documents, and under any extensions, renewals, replacements or modifications of any of the foregoing, and (iii) all other indebtedness, obligations and liabilities of any kind of the Pledgor to the Collateral Agent or the Pledgees, whether absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter incurred, arising out of or in connection with the transactions contemplated by the Agreement, the Notes or any of the Note Documents (including, without limitation, under any other existing or future agreements or instruments executed in connection with any such transactions) and (2) the due and punctual performance of all terms, covenants, conditions, agreements, obligations and liabilities of the Pledgor under the agreements and instruments referred to in clause (1) hereof;

         "SECURITY PERIOD" means the period beginning on the date hereof and ending on the date upon which all the Obligations have been irrevocably paid and discharged in full and in cash;

         "PRESENT SHARES" means twenty-six (26) issued and outstanding ordinary shares, numbered 1 through 26, with a nominal value of five hundred Euro (EUR 500) each, in the capital of the Subsidiary, which shares are all registered in the name of the Pledgor;

         "SHARES" means the Present Shares and the Future Shares.

1.2      INTERPRETATION

         Headings are for convenience of reference only. Whenever the context may require, the singular includes the plural and vice versa. References to the Pledgor, a Pledgee, the Pledgees, the Collateral Agent or any other person shall, where applicable, be deemed to be references to or include their respective successors and assigns. References to "Section" shall mean the respective Section of this Deed of Pledge.

1.3      UNDERTAKING TO PLEDGE

         The Pledgor and the Pledgees hereby agree that the Pledgor shall grant to the Pledgees the right of pledge purported to be granted pursuant to the Agreement, this Deed of Pledge, and any other Note Documents.

2.       PLEDGE OF THE SHARES

2.1 In order to secure the Obligations now or hereafter owed or to be performed by the Pledgor and in order to comply with Dutch legislation, the Pledgor HEREBY pledges (verpandt) to the Pledgees, by way of a first priority perfected security interest and right of pledge (eerste pandrecht), free of all encumbrances (beperkte rechten) and attachments, all of the Present Shares as well as all cash dividends paid or payable at any time hereafter on all or any of the Present Shares, and the Pledgees, hereby accept such pledge (proportionally based on the Notes held by each such Pledgee as of any date of determination.)

2.2 The Pledgor hereby unconditionally and irrevocably undertakes to pledge by way of a possessory or disclosed pledge (vuistpandrecht of openbaar pandrecht), which shall always create and constitute a first priority perfected security interest, Future Shares, all cash dividends payable on such Future Shares, free and clear of all encumbrances, by way of supplemental deeds or other instruments in writing on terms the same or similar to this Deed of Pledge.

2.3 If, with the Majority Holders' written consent, any of the Shares are changed, classified or reclassified, subdivided, consolidated or converted through (statutory) merger, or otherwise, or the rights attaching to the Shares are altered in any way, the shares or other securities resulting from such event shall automatically become subject to the pledge (pandrecht) hereby created. Where this is not possible, the Pledgor shall execute one or more pledge agreements in such form and substance satisfactory to the Majority Holders in respect of such shares or other securities.

2.4 Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash proceeds and other cash amounts payable in respect of the Shares shall be paid to the Pledgor. The Pledgees shall be entitled to receive directly, and to retain as part of the collateral, all other stock, notes, interests, instruments or other securities or property related to the pledged Shares.

2.5 Unless and until there shall have occurred and be continuing an Event of Default, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Shares, and to give consents, waivers or ratifications in respect thereof, provided, that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of the Agreement, any other Note Documents or any other related document, or which would have the effect of impairing the value of the Shares or any part thereof in any material respect or the priority, position or interests of the Pledgees. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Sections 11 and 12 of the Agreement shall become applicable. The parties hereby agree, and the Pledgor, in its capacity as sole shareholder of the Subsidiary, has approved as evidenced by a document attached hereto, and in so far as necessary hereby approves, that the voting rights pertaining to the Shares will, at the Majority Holders' written request to the Pledgor and the Subsidiary, pass to the Pledgees upon the occurrence of an Event of Default.

2.6 By signing this Deed of Pledge, the Subsidiary confirms (and the other parties agree) that a written notice from any Pledgee to the Subsidiary stating that an Event of Default has occurred and is continuing, shall be sufficient for the Subsidiary to accept the Pledgees as being exclusively entitled to such rights and other powers which they are entitled to exercise pursuant to this Section 2 upon the occurrence and during the continuance of such an Event of Default.

3.       FURTHER ASSURANCES/DELIVERY OF DOCUMENTS AND COLLATERAL AGENT

3.1 Each of the Pledgor and the Subsidiary shall at its own expense execute such agreements, deeds, confirmations and notices and do all such assurances, acts and things as the Pledgees may require for giving full effect to this Deed of Pledge, for creating, perfecting or protecting the Pledgees' security interest and rights in respect of the Shares, for assuring, confirming or facilitating the exercise of all rights, powers, authorities, discretions and remedies vested in the Pledgees under this Deed of Pledge in respect of the Shares.

3.2 In furtherance of the foregoing and upon the request of the Majority Holders delivered at anytime (either before or after the occurrence of an Event of Default), each of the Pledgor and the Subsidiary agrees (a) to the appointment of a Collateral Agent (designated by the Majority Holders) who will act for the benefit of the Pledgees, (b) to cooperate with such Collateral Agent, (c) to pay all fees and expenses relating to such Collateral Agent or to the performance of its duties by the Collateral Agent (including reasonable fees and expense of counsel) and
         (d) to enter into one or more amendments to this Deed of Pledge deemed necessary or desirable by any Pledgee to evidence the appointment of the Collateral Agent. The rights and powers of the Collateral Agent appointed by the Majority Holders shall be determined by the Majority Holders and all the Pledgees hereby expressly agree to such appointment and to such determination. After the appointment of the Collateral Agent, and notwithstanding anything to the contrary contained herein, the Collateral Agent shall have the sole authority (and no Pledgee shall have the right to take any direct action under this Deed of Pledge) to take any and all action under this Deed of Pledge after consultation with the Majority Holders or as determined by the Majority Holders. The Collateral Agent shall act or refrain from acting in accordance with written instructions from the Majority Holders, as applicable under the Agreement or, in the absence of such instructions, in accordance with its discretion.

4.       PERFECTION OF THE PLEDGE

         By signing this Agreement, the Subsidiary:

         (i) acknowledges the first priority perfected security interest and right of pledge of the Present Shares and undertakes to register such first priority perfected security interest and right of pledge in its shareholders' register;

         (ii) undertakes to provide each Pledgee forthwith after the execution of this Deed of Pledge with a copy of the relevant entry in its shareholders' register;

         (iii) undertakes to acknowledge and register the first priority perfected security interest and right of pledge of Future Shares (if any); and

         (iv) with the knowledge of the Pledgor, waives any preemptive right or right of first refusal granted under the Articles of Association or otherwise (where applicable) of the Subsidiary that may impede the exercise by the Pledgees of the security interest rights of pledge and the other rights conferred hereunder.

5.       DEFAULT AND REMEDIES

5.1 Without prejudice to any other right or remedy available to any Pledgee, upon the occurrence of any Event of Default or at any time thereafter, the Pledgees may, by giving written notice to the Pledgor, declare the security hereby constituted immediately enforceable and the Pledgees may immediately exercise in respect of any or all of the Shares any or all of its rights and powers set out in this Deed of Pledge irrespective of whether any Pledgee shall have proceeded against or claimed payment from any party liable for any of the Obligations. The Pledgor hereby waives any right it may have requiring the Pledgees first so to proceed or so to claim or to enforce any security granted by any other person before enforcing this Deed of Pledge. In particular, the Pledgor irrevocably waives the defense of eviction conferred by Section 3:234 Netherlands Civil Code.

5.2 Upon the occurrence of an Event of Default, the Pledgees shall be entitled to the fullest extent permitted by applicable law, without further notice, advertisement, hearing or process of law of any kind, to sell and transfer all or part of the Shares in accordance with the laws of The Netherlands, and, where applicable, the Articles of Association including, but not limited to:

         (a) selling the Shares at a public auction in accordance with local custom and conditions in accordance with Section 3:250 Netherlands Civil Code; or

         (b) applying for a court order (which right of application the Pledgor is hereby excluded from pursuing and which the Pledgor hereby waives and agrees not to exercise) authorizing the sale of the Shares in the manner determined by the court, or authorizing that the Shares remain with the Pledgees or any of them (and be transferred accordingly) in payment of such amount as will be determined by the Court in accordance with
                  Section 3:251 Netherlands Civil Code.

         To the extent permissible under the laws of The Netherlands and the Articles of Association, the Pledgor hereby irrevocably waives, renounces and agrees not to exercise any preemptive rights or rights of first refusal upon a sale by any Pledgee or the Collateral Agent (after its appointment).

         The Pledgor further covenants to approve a transfer of the Shares to any Pledgee pursuant to a court order as referred to in paragraph (b) above. The Pledgees shall also be irrevocably authorized (without obligation) by the Pledgor in the event of such a sale:

         (i) to offer the Shares for sale in the manner prescribed by the Articles of Association or to seek the approval of the corporate body designated under the Articles of Association as empowered to approve all proposed transfers of shares, as the case may be, and to exercise the Pledgor's rights in connection with the sale and transfer of the Shares as provided in Section 2:198 Netherlands Civil Code;

         (ii) to cause notice of such sale of the Shares, to be served, also on behalf of the Pledgor, upon the Subsidiary in accordance with the laws of The Netherlands and the Articles of Association; and

         (iii) to cause any of the Shares to be registered in the name of the new owner(s) following the sale to the extent required on behalf of the Pledgor, to do all such acts and to sign all such documents as are necessary for that purpose pursuant to the laws of The Netherlands or the provisions of the Articles of Association.

5.3 The Pledgees shall have the right to impose such limitations and restrictions on the sale of the Shares as the Pledgees may deem necessary or appropriate to comply with any law, rule or regulation applicable to the sale. The Pledgor shall cooperate with the Pledgees in obtaining any necessary permits, exemptions or consents of competent authorities and in ensuring that the sale of the Shares does not violate any applicable securities laws.

5.4 The rights, powers and remedies given to the Pledgees and the Collateral Agent by this Deed of Pledge shall be in addition to all rights, powers and remedies by virtue of any statute or rule of law (including, without limitation, pursuant to the Uniform Commercial Code as in effect from time to time in the State of New York). Any forbearance or failure or delay by the Pledgees or the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Pledgees or the Collateral Agent shall continue in full force and effect until such right, power or remedy is specifically waived by the Pledgees or the Collateral Agent by an instrument in writing.

6.       COVENANTS

6.1 The Pledgor shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licences and consents required in or by the laws and regulations of The Netherlands or any other jurisdiction to enable it lawfully to execute, deliver and perform its obligations under this Deed of Pledge or to ensure the legality, validity, priority, enforceability or admissibility in evidence in The Netherlands of this Deed of Pledge.

6.2 Without the prior written consent of the Pledgees, the Pledgor shall not:

         (a) create or permit to subsist any security interest, liens or encumbrances (beperkte rechten) over all or any of the Shares; or

         (b) cause the Subsidiary to issue any shares in addition to or in substitution for the Present Shares, except to the Pledgor; or

         (c) part with, sell, assign, transfer, pledge or otherwise dispose of or encumber or agree to part with, sell, assign, transfer, pledge or otherwise dispose of or encumber all or any of the Shares or any rights or interests therein or thereto; or

         (d) cooperate in the issue of depositary receipts (certificaten van aandelen) in respect of the Shares; or

         (e) do any act or deed or omit to do any act or deed which would result in:

                  (i) any representation or statement made by it or by the Subsidiary in the Agreement, any other Note Documents (including this Deed of Pledge) and/or in related documents to which it or the Subsidiary is a party or in any notice or other document, certificate or statement delivered by it or by the Subsidiary pursuant thereto or in connection therewith being or becoming incorrect or misleading in any respect; or

                  (ii) it or the Subsidiary breaching any of its or the Subsidiary's respective covenants under the Agreement, any other Note Documents (including this Deed of Pledge) and/or related documents.

6.3 The Pledgor shall, at its own cost and expense take all such steps as may be necessary or desirable to defend its right, title and interest in and to the Shares against the claims and demands of any person, where necessary in cooperation with the Pledgees.

7.       CONTINUING AND INDEPENDENT SECURITY

7.1 This Deed of Pledge and the security hereby created shall be a continuing security and in particular, but without limitation, shall not be, nor be considered as, satisfied by any intermediate payment or satisfaction on account of any of the monies and liabilities hereby secured or any settlement of accounts between the Pledgor or any other party that has assumed liability for, and/or provided security in respect of, the Obligations and the Pledgees.

7.2 Where any discharge (whether in respect of this Deed of Pledge, any other security for the Obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is subsequently avoided or must be restored in bankruptcy, liquidation or otherwise without limitation, the liability of the Pledgor under the Agreement, this Deed of Pledge, any other Note Document and the pledge hereby created shall continue as if there had been no discharge or arrangement. The Pledgees shall be entitled to concede or compromise any claim that any such payment, security or other disposition is liable to avoidance or repayment.

7.3 To the extent possible under the laws of The Netherlands, the security created hereby shall not be prejudiced, affected or diminished by any act, omission or circumstance which, but for this provision, might operate to release, discharge or otherwise exonerate the Pledgor from its liability to the Pledgees or otherwise in respect of any of the Obligations or affect such obligations, including without limitation:

         (i) any extension or postponement of the time of payment or other indulgence granted to or any acceptance of partial payment by or any settlement, composition or adjustment with the Pledgor or any other person;

         (ii) any novation, amendment or variation of, or extension of the due date for performance of any term of the Agreement, this Deed of Pledge, any other Note Document or any other agreement in connection with the Obligations or any increase, reduction, exchange, acceleration, renewal, surrender, release or loss of or failure to perfect any of the Obligations or any security therefor or any non-presentment or non observance of any formality in respect of any instruments;

         (iii) the transfer by any Pledgee of all or any of its rights, benefits and/or obligations under the Agreement, this Deed of Pledge, any other Note Document or any other agreement to which it is a party to another person or entity;

         (iv) any irregularity, unenforceability or invalidity of any (but not all) of the Obligations or of the obligations of any other person or any present or future law or order of any government or authority (whether of right or in fact) purporting to reduce or otherwise affect any of such obligations to the extent that the Pledgor's obligations under this Deed of Pledge shall remain in full force and this Deed of Pledge and the term "OBLIGATIONS" shall be construed accordingly as if there were no such irregularity, unenforceability, invalidity, law or order;

         (v) the bankruptcy or liquidation or any change in the name or constitution of the Pledgor, the Subsidiary or any other person; or

         (vi) the taking, variation, compromise, renewal or release of, or refusal or neglect to perfect or enforce, any rights, remedies or securities against or granted by the Pledgor, the Subsidiary or any other person.

         To the extent possible under the laws of The Netherlands, the term "OBLIGATIONS" shall include all items which would be Obligations but for the liquidation, absence of legal personality or incapacity of the Pledgor or any statute of limitation.

7.4 The Pledgees need not before exercising any of the rights, powers or remedies conferred upon it by this Deed of Pledge or by law

         (i) take proceedings or obtain judgment against the Pledgor or any other person in any court,

         (ii) make or file any claim or proof in a winding-up or dissolution of the Pledgor or of any other person or

         (iii) enforce or seek to enforce any other security which the Pledgee may now or at any time hereafter hold for or in connection with obligations.

8.       APPLICATION OF PROCEEDS

         Any monies received by any Pledgee (or the Collateral Agent) pursuant to this Deed of Pledge and/or under the powers hereby conferred, shall after the security interest hereby constituted has been enforced be applied by such Pledgee (or the Collateral Agent) as follows:

         FIRST, to the payment of all fees, costs and expenses (including but not limited to fees and expenses of any Pledgee's or the Collateral Agent's counsel and other experts employed by any Pledgee or the Collateral Agent to assist it in performing its duties hereunder) then owed to the Collateral Agent, or the Pledgees pursuant to this Deed of Pledge or any of the other Note Documents; and

         SECOND, to the payment in full of all amounts then owed with respect to the Notes as interest, such payments to be made ratably to the Persons entitled thereto without any preference or priority; and

         THIRD, to the payment in full of all amounts then owed with respect to the Notes as principal or premium, such payments to be made ratably to the Persons entitled thereto without preference or priority; and

         FOURTH, to the payment in full of all other amounts then owed with respect to the Obligations; and

         FIFTH, the balance, if any, to or at the direction of the Pledgor. Any Pledgee or the Collateral Agent may make distributions hereunder in cash or in kind or in a combination of cash and property.

9.       REPRESENTATIONS AND WARRANTIES

9.1      The Pledgor further represents and warrants to the Pledgees that:

         (i) the Present Shares have been duly authorized and validly issued, fully paid, and as of the date hereof constitute sixty-five per cent (65%) of the issued and outstanding share capital of the Subsidiary; it is not aware of any adverse claim against the Present Shares and the Present Shares are not subject to any encumbrance (beperkt recht);

         (ii) The Pledgor acquired the legal title to the Present Shares through subscription upon incorporation of the Subsidiary by deed executed before a deputy of Michel Dick van Waateringe, Civil Law Notary in Amsterdam, on the twelfth day of May nineteen hundred and ninety nine;

         (iii) The Pledgor has thus been the sole shareholder of the Subsidiary since the twelfth day of May nineteen hundred and ninety-nine and is presently and will at all times during the Security Period be the sole, legal and beneficial owner of the Present Shares free and clear of any encumbrances (beperkte rechten), except for this Deed of Pledge; the Pledgor has not transferred in advance any Future Shares , nor created in advance any encumbrances (beperkte rechten) on such future assets; no depositary receipts (certificaten van aandelen) have been issued with respect to the Present Shares and no person or entity has any right or option to purchase or acquire the Shares or any of them; and

         (iv)     the Pledgor has not:

                  (a) sold or agreed to sell or otherwise transferred or agreed to transfer the benefit of any part or all of its right, title and interest in and to the Shares; or

                  (b) taken any action or omitted to take any action or allowed the Subsidiary or any of its directors to take or omit any action that impedes or may in future impede the Pledgees' rights hereunder; or

                  (c) granted or agreed to grant any encumbrance (beperkt recht) over the Shares.

9.2      The SUBSIDIARY represents and warrants to the Pledgees that:

         (i) the Present Shares have been duly authorized and validly issued, fully paid, and do now and will - together with the Future Shares - at all times during the Secured Period constitute sixty-five per cent (65%) of its issued share capital;

         (ii) no deed of transfer (akte van overdracht) or pledge (pandakte) or other document granting or purporting to grant a security interest or a security right or other encumbrance (beperkt recht) in relation to any of the Present Shares has been served upon or otherwise notified or submitted to it or acknowledged by it and it has never been a party to any such deed or other document and the Pledgor is, therefore, the sole, legal and beneficial owner of the Present Shares, free and clear of any encumbrances whatsoever, except for this Deed of Pledge; and

         (iii) no depositary receipts (certificaten van aandelen) have been issued with respect to the Present Shares and no depositary receipts will be issued with the respect to Future Shares with its cooperation.

10.      MISCELLANEOUS PROVISIONS

10.1 The Pledgor will indemnify out of its own funds or reimburse the Pledgees and the Collateral Agent for any and all costs, fees, expenses, duties, taxes and payments (including, without limitation, all notarial and legal fees and expenses) payable or incurred by the Pledgees (and keep the Pledgees and the Collateral Agent indemnified against any failure or delay in paying the same) in connection with the negotiation, preparation, execution, perfection and enforcement of this Deed of Pledge, the realization of the security granted hereunder, as well as in connection with:

         (i) any variation of, or amendment or supplement to, any of the terms of this Deed of Pledge; and/or

         (ii) any consent or waiver required from the Pledgees in relation to this Deed of Pledge; and in each case, regardless of whether the same is actually implemented, completed or granted, as the case may be.

10.2 The Pledgor shall pay promptly all duties and taxes to which this Deed of Pledge may be subject or give rise and shall indemnify the Pledgees and the Collateral Agent on demand against any and all liabilities with respect to or resulting from any delay or emission on the part of the Pledgor to pay any such duties or taxes.

10.3 The amount of all such costs, fees, expenses, duties, taxes and payments and all interest thereon shall be payable on first demand of the Pledgees or the Collateral Agent (whether or not occasioned by any act, neglect or default of the Pledgor), shall be included in the Obligations for the purpose hereof and shall carry interest from the date of the same being incurred or becoming payable as referred to in the Agreement, this Deed of Pledge or any other Note Document.

10.4 All amounts received, recovered or realized by any Pledgee under the Agreement (including the proceeds of any conversion of currency) may, in the sole discretion of the Pledgees and to the extent possible under applicable law, be credited to any bank account and may be held in such account for so long as the Pledgees shall think fit (with interest accruing thereon at such rate, if any, as the Pledgees may deem fit) pending their application from time to time (as the Pledgees shall be entitled to do in their sole discretion) in or towards the discharge of any of the Obligations.

10.5 For the purpose of or pending the discharge of any of the Obligations, the Pledgee may convert any monies received, recovered or realized or subject to application by the Pledgee under the Agreement, this Deed of Pledge or any other Note Document (including the proceeds of any previous conversion under this Section 10.5) from their existing currency of denomination into such other currency of denomination as the Pledgees may deem advisable, and any such conversion shall be effected at the Pledgees' then prevailing spot selling rate of exchange for such other currency against the existing currency.

         References herein to any currency extend to any funds of that currency and for the avoidance of doubt funds of one currency may be converted into different funds of the same currency.

11.      POWER TO ASSIGN

         Any Pledgee shall, subject to the terms of the Agreement, be entitled to assign and/or transfer all or part of its rights and obligations under this Deed of Pledge to any assignee and/or transferee of all or part of its rights and obligations under the Agreement of the Notes and the Pledgor hereby gives its irrevocable consent and continuing agreement to any such assignment and/or transfer hereunder.

12.      REDEMPTION OF SECURITY

         At the end of the Security Period, the Pledgees shall as soon as reasonably practicable at the request and cost of the Pledgor release or otherwise discharge the Shares or cause the Shares to be released or otherwise discharged.

13.      RESCISSION

         Each party hereby waives its right to rescind (ontbinden) or annul vernietigen) the legal acts (rechtshandelingen) represented by this Deed of Pledge.

14.      NOTICES

         Each communication to be made hereunder shall be made and shall be deemed to be made in the manner set out in Section 19 of the Agreement.

15.      GOVERNING LAW

         This pledge shall be governed by and construed in accordance with the laws of The Netherlands.

16.      JURISDICTION

16.1 The Subsidiary and the Pledgor agree for the benefit of the Pledgees that the District Court (arrondissementsrechtbank) of Amsterdam, The Netherlands, shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with this Deed of Pledge subject to appeal (hoger beroep) and appeal in second instance (cassatie), except that the Pledgees may elect to start any such suit, action or proceeding against the Pledgor or the Subsidiary in any other court of competent jurisdiction.

16.2 The taking of proceedings in one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

16.3 The Pledgor and the Subsidiary irrevocably waive any objection which they may now or in the future have to any court referred to in this
         Section 16 as a venue for any proceedings and any claim which they may now or in the future be able to make that any proceedings in any such court have been instituted in an inconvenient or inappropriate forum.

16.4 Each party further waives trial by jury in any action brought on or with respect to this deed of pledge or any document executed in connection herewith.

The appearing person is known to me, Notary.

This deed, drawn up in one original copy, was executed in Amsterdam, The Netherlands, on the date first before written.

After the substance of this deed had been stated to the appearing person, she declared that she had noted the contents of this deed and did not require it to be read out in full.

Subsequently, following a partial reading in accordance with the law, this deed was signed by the appearing person, and by me, Notary.

                                                                       EXHIBIT A



                          FORM OF A ACQUISITION ABSTRACT


                                     [date]


Canadian Imperial Bank of Commerce, as Administrative Agent for the financial institutions party to the credit Agreement referred to below
425 Lexington Avenue
New York, New York 10017

Attention:        Mr. Michael Daven

Ladies and Gentlemen:

         The undersigned refers to the Credit Agreement dated as of January 12, 1999 (as amended, restated, modified, or supplemented from time to time, the "Credit Agreement", the defined terms of which are used herein unless otherwise defined herein), among Denali Incorporated (the "Borrower"), the financial institutions party thereto (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders ("Administrative Agent") and ING (U.S.) Capital LLC, as documentation agent.

         The Borrower intends to make a Permitted Acquisition (the "Proposed Acquisition"), and in connection therewith hereby certifies the following to the Administrative Agent and the Lenders:

         1. Attached hereto as Exhibit A is a summary of the proposed Permitted Acquisition, including a description of the business operations and assets to be acquired, the rationale for the acquisition, strategic reasons for the acquisition and the consideration to be paid (including assumed indebtedness, stock, earn-outs, liabilities and subordinated debt proposed to be issued in connection therewith), and such summary fairly presents the contemplated transaction.

         2. Attached hereto as Exhibit B are historical financial statements regarding the Acquired Business covering the period of the most recently completed twelve calendar months of the Borrower, the Borrower's proposed adjustments to the historical financial statements reflecting nonrecurring expenses and income, and historical proforma financial statements for the operations to be acquired in the proposed Permitted Acquisition giving effect to such adjustments.

         3. Attached hereto as Exhibit C are consolidated historical proforma financial statements for the Borrower for the most recently completed four fiscal quarters of the Borrower giving effect to the proposed Permitted Acquisition as set forth in the historical proforma financial statements described in paragraph 2 above.

         4. Attached hereto as Exhibit D is a completed Borrowers Base Certificate and certificate of a Responsible Officer of the Borrower, demonstrating the Borrower's compliance with the covenants contained in Section
10.1 and the requirements of the definition of "Permitted Acquisition" of the Credit Agreement on a proforma basis after giving effect to the proposed Permitted Acquisition in accordance with the consolidated historical proforma financial statements described in paragraph 3 above.

         5. The following sets forth the information to demonstrate compliance with the requirements of the definition of "Permitted Acquisition" in connection with the proposed Permitted Acquisition:

                  (a) the Senior Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis, taking into account the acquisition of the Acquired Business, as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is_______ to 1.00 for such period [not to be greater than 3.50 to 1.00]; and

                  (b) the Leverage Ratio, as of the last day of the calendar month preceding the calendar month in which the Acquisition Closing Date occurs, for the twelve consecutive months immediately preceding such date (calculated on a pro-forma basis as if such Permitted Acquisition had been consummated as of the first day of such twelve month period) is________ to 1.00 for such period {not to be greater than 4.00 to 1.00].

         The Borrower represents and warrants that it has conducted appropriate customary environmental, legal, accounting and other diligence in connection with the proposed acquisition and there are no contingent liabilities, including environmental liabilities, litigation liabilities, and assumed contractual liabilities, associated with the Proposed Acquisition that could reasonably be expected to have a Material Adverse Effect.

         [the Borrower hereby requests the Majority Banks' approval as required by the definition of "Permitted Acquisitions" of the Credit Agreement.]

         [the Borrower hereby further requests the following waivers and consents in connection with the Proposed Acquisition.]

                                       Very truly yours,

                                       DENALI INCORPORATED

                                       By:
                                          ------------------------
                                       Name:
                                       Title: